REAL ESTATE PURCHASE AGREEMENT

RICHARD P. ANDERSON and FRANCES H. ANDERSON, husband and wife (“Purchaser”) hereby offer and agree to purchase from THE ANDERSONS FARM DEVELOPMENT CO., LLC, an Ohio limited liability company, of 480 W. Dussel Drive, Maumee, Ohio 43537 (“Seller”), the real estate commonly addressed as 1833 South Holland-Sylvania Road, Maumee, Ohio 43537 and legally described on the attached Exhibit A (the “Premises”), subject to the following terms and conditions. The Premises includes all buildings, improvements, fixtures, licenses, easements, privileges and appurtenances belonging to the Premises. The Premises specifically includes the rights of access provided to and from the Premises under the Driveway Access Easement attached hereto as Exhibit B (the “Driveway Easement”).

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties agree as follows:

1. Agreement to Sell. Seller at closing (as hereinafter defined) shall sell, transfer and convey to Purchaser, and Purchaser shall purchase, all of Seller’s right, title and interest in the Premises.

2. Purchase Price and Payment. The purchase price for the Premises is $760,000.00 (the “Purchase Price”), which shall be payable as follows:

A. $421,154.00 credited at closing by Seller to Purchaser against the Purchase Price (the “Life Estate Credit”); and

B. The balance of the Purchase Price, minus the Life Estate Credit, by certified check, or bank check or wire transfer at closing.

C. The amount of the Life Estate Credit is set through June 30, 2006, and if closing occurs after June 30, 2006 the Life Estate Credit must be recalculated for the lives of both Purchasers in accordance with U.S. Treasury Regulation Section 25.2512-S by multiplying the Purchase Price by the applicable factors derived from IRS Publication 1457 using the applicable Internal Revenue Code Section 7520 rate of interest applicable as of the closing.

3. Conditions Precedent to Purchaser’s Obligations. Purchaser’s obligations under this Agreement are subject to the satisfaction of the following conditions:

A. Title to the Premises shall be marketable in accordance with the title standards of the Ohio State Bar Association.

B. Within fifteen (15) days of acceptance hereof, Seller shall furnish Purchaser, and Purchaser shall approve, a commitment for an owner’s policy of title insurance issued by Port Lawrence Title and Trust Company in the amount of the purchase price, showing good and marketable fee simple title to the Premises in Seller, free and clear of all liens or encumbrances, except those to be paid at closing, and subject to existing easements, agreements, reservations and restrictions, of record, including, without limitation, a Declaration of Covenants, Easements, Restrictions and Assessment Lien for The Andersons Farm Development Co. attached hereto as Exhibit C (the “Restrictions”); government ordinances and zoning regulations; and real estate taxes and assessments, both general and special, which are a lien but are no yet due and payable. Seller shall pay the cost of a guaranteed certificate of title only. Purchaser shall pay all additional title expense. If, based on the foregoing, Purchaser objects to the title to the Premises within seven (7) days of its receipt thereof, Seller shall have ten (10) days to remove such title defect from date of written notice or obtain title protection through such defect; or thereafter, Seller or Purchaser may terminate this Agreement. Absent Seller’s actual receipt of written notice of a title defect within the seven (7) day period, the terms and conditions of this Paragraph 3B shall be deemed waived and satisfied.

C. Prior to closing, Purchaser shall approve the terms and conditions of the Lake License Agreement attached hereto as Exhibit D and the Water Facilities License Agreement attached hereto as Exhibit E.

4. Title.

A. Seller shall furnish Purchaser with a general warranty deed conveying the Premises to Purchaser, or Purchaser’s assignee, in recordable form at closing, subject to the Driveway Easement, the Restrictions and all other existing easements, agreements, reservations and restrictions, of record; governmental ordinances and zoning regulations; and real estate taxes and assessments, both general and special, which are a lien but not yet due and payable. Seller shall execute and deliver at closing the Lake License Agreement and the Water Facilities License Agreement. Seller shall record, if necessary, the Driveway Easement and the Restrictions prior to recording of the Deed.

B. Purchaser acknowledges Seller may convey the Premises to Purchaser prior to Seller recording necessary utility easements burdening the Premises and for the benefit of other lots in the Seller’s subdivision. In consideration thereof, Purchaser agrees to execute and deliver to Seller any utility easements burdening the Premises reasonably required by Seller for the use and development of the Premises and all other parcels or lots with the Seller’s subdivision, provided such future easements do not unreasonably interfere with the use and enjoyment of the Premises. This obligation shall survive closing and delivery of the deed for the Premises.

5. Prorations and Charges. All real estate taxes and assessments affecting the Premises are paid by Purchaser according to the Lease (hereinafter defined). There shall be no tax proration between the parties for real estate tax and assessments at closing. Seller has no obligation to pay any unpaid real estate taxes and assessments specifically attributable to the Premises.

6. Risk of Casualty Loss. Until closing, Purchaser shall bear the sole risk of loss due to fire or other casualty at the Premises. If the Premises shall be damaged or destroyed by fire or other cause between the date this Offer is accepted and the date the transaction closes, Purchaser shall be entitled to all insurance proceeds and Purchaser and Seller shall proceed with the transaction.

7. Miscellaneous.

A. This offer (sometimes referred to as Agreement) is subject to acceptance by the Purchaser and when accepted by Purchaser it shall constitute a contract binding Purchaser and Seller, their respective heirs, executors, administrators, successors and assigns, for the purchase and sale of the Premises upon the terms and conditions herein set forth.

B. This transaction shall close on or before June 30, 2006; which date shall be known as the “closing date or closing” for the purposes of this Offer.

C. If this Agreement is at any time cancelled or terminated through the failure of any conditions herein, this Agreement shall become null and void with no further liability on the part of either party.

D. This offer shall expire on midnight of the tenth (10th) business day following the day this offer is delivered to Seller, unless accepted by Seller and delivered to Purchaser by that time.

E. Purchaser has constructed, maintained, repaired and replaced all buildings, structures and improvements now located on the Premises pursuant to a long-term lease agreement dated January 2, 1979 (the “Lease”). Seller has no knowledge of the condition of the Premises. Purchaser acknowledges Seller is unable, for lack of information, to provide Purchaser any residential real estate seller disclosure form required by Ohio law. No representations or warranties have been made by Seller with respect to the condition of the Premises, the boundary lines or acreage of the Premises. Purchaser is purchasing the Premises in its present “AS IS” condition and “WHERE IS.”

F. This Agreement contains the entire agreement between the parties and there are no agreements, representations or warranties, oral or written, which are not set forth herein. This Agreement may not be amended or modified except by a writing signed by both parties. Upon delivery and acceptance of the deed conveying the Premises to Purchaser, as provided in Paragraph 4 hereof, the Lease shall automatically and immediately terminate.

G. Any written notices required hereunder may be personally delivered, telecopied, express mailed or mailed by certified mail, return receipt requested, to each party’s address listed above, and shall be effective on actual receipt.

H. This Agreement shall not be assigned or transferred by Purchaser without Seller’s prior written consent.

I. Purchaser warrants to Seller that Purchaser has had no dealings with any real estate broker, salesman, agent or finder, so as to entitle such party to a commission or fee in connection with the transaction contemplated by this Agreement. If for any reason such a commission or fee is due or claimed to be due as a result of Purchaser’s dealings, Purchaser shall pay such commission or fee, and Purchaser shall indemnify and hold Seller harmless from any and all claims, causes of action, liability, expense, damage or attorney’s fees related thereto. This indemnification and hold harmless agreement shall survive the closing and delivery of the deed.

PURCHASER:

Richard P. Anderson

Frances H. Anderson

Date:

ACCEPTANCE

The undersigned, Seller, hereby accepts the foregoing offer and agrees to sell the Premises and to otherwise comply with the Agreement.

SELLER:

THE ANDERSONS FARM DEVELOPMENT CO., LLC,

an Ohio limited liability company

By:	THE ANDERSONS, INC.,
an Ohio corporation, its sole member

By:
Title:

Date:

EXHIBIT A

LEGAL DESCRIPTION

Lot 3

All That Part Of The Northwest 1/4 Of Section 23, Town 2, United States Reserve, City Of Toledo, Lucas County, Ohio, Bounded And Described As Follows:
Commencing At A Metal Disk Found In Concrete At The Northwest Corner Of Said Section 23;
Thence South 00º14’11” West A Distance Of 465.00 Feet Along The West Line Of Said Section 23 To A Point;
Thence South 89º51’45” East A Distance Of 119.05 Feet Parallel To And 465.00 Feet South Of As Measured Perpendicular To The North Line Of Said Section 23 To A Point On The Centerline Of Holland Sylvania Road ;
Thence Southwest A Distance Of 352.94 Feet Along A Curve To The Right Having A Radius Of 636.62 Feet And A Central Angle Of 31º45’52” And A Chord Of South 10º39’58” West 348.44 Feet To The Point Of Beginning;
Thence South 54º22’36” East A Distance Of 121.64 Feet To A Mag Nail Set;
Thence South 89º34’54” East A Distance Of 256.18 Feet To A Mag Nail Set;
Thence South 62º35’52” East A Distance Of 364.26 Feet To A Capped 5/8” Rod Set;
Thence North 16º09’33” East A Distance Of 311.54 Feet To A Point On The Meander Line Of A Lake;
Thence Along Said Meander Line The Next 4 Courses:
South 74º38’38” East A Distance Of 42.66 Feet To A Point;
North 89º15’01” East A Distance Of 215.51 Feet To A Point;
South 70º42’36” East A Distance Of 105.95 Feet To A Point;
South 37º13’48” East A Distance Of 154.34 Feet To A Point;
Thence South 59º22’55” West A Distance Of 302.53 Feet To A Capped 5/8” Rod Set;
Thence South 84º05’50” West A Distance Of 215.54 Feet To A Capped 5/8” Rod Set;
Thence North 62º35’52” West A Distance Of 436.84 Feet To A Mag Nail Set;
Thence North 89º34’54” West A Distance Of 256.95 Feet To A Mag Nail Set;
Thence North 54º22’36” West A Distance Of 123.30 Feet To A Point On The Centerline Of Holland Sylvania Road;
Thence Northeast A Distance Of 10.11 Feet Along A Curve To The Left Having A Radius Of 636.62 Feet And A Central Angle Of 00º54’37” And A Chord Of North 27º00’12” East 10.11 Feet To The Point Of Beginning, Containing 3.085 Acres More Or Less Of Which 303.281 Square Feet More Or Less Lies Within The Right Of Way Of Holland Sylvania Road. Subject To All Highways, Easements And Restrictions. The Land Herein Described Is Part Of Land Owned By Anderson Elevator Company, Lucas County Tax Parcel #26-26771. Bearing Control Is Based On A Previous Survey By G.M. Barton. This Description Was Prepared On March 3, 2006 From A Survey Of The Premises.

EXHIBIT B

DRIVEWAY ACCESS EASEMENT AGREEMENT

THIS DRIVEWAY ACCESS EASEMENT AGREEMENT (the “Agreement”) is entered into between THE ANDERSONS FARM DEVELOPMENT CO., LLC, an Ohio limited liability company (“Grantor”) and THE ANDERSONS FARM OWNERS ASSOCIATION, INC., an Ohio non-profit corporation (“Grantee”), effective on the latest date set forth below:

RECITALS: WHEREAS,

A. Grantee is the owners association required by the Declaration of Covenants, Easements, Restrictions and Assessment Lien recorded at Lucas County Official Record      (the “Declaration”) affecting the real property legally described on Exhibit A attached hereto and made a part hereof (collectively, the “Subdivision Property”);

B. Grantor is the fee simple owner of the Subdivision Property and those portions of the Subdivision Property on which paved roads are located; which portions of the Subdivision Property and more land are legally described on Exhibit B attached hereto and made a part hereof (the “Driveway Property”);

C. Grantor desires to grant an easement to Grantee and to each subsequent owner of each parcel of the Subdivision Property over and across Driveway Property for purposes of ingress to and egress from the Subdivision Property and the adjacent public road known as Holland-Sylvania Road, in the City of Toledo, Lucas County, Ohio; and

D. The parties desire that their rights and obligations with respect to the easement in, over and across Driveway Property be specifically set forth and defined.

NOW, THEREFORE, in consideration of the mutual promises, covenants and conditions contained herein, and for other good and valuable consideration paid and received, the parties, intending to be legally bound, agree as follows:

1. Incorporation of Recitals. The above recitals are hereby incorporated herein by reference.

2. Grant of Easement. Grantor grants and conveys to Grantee, its successors and assigns, and for the benefit of each owner and occupant of any parcel of the Subdivision Property, a perpetual, non-exclusive easement and right of way in and over the Driveway Property to and from the Subdivision Property and to and from the public street known as Holland-Sylvania Road, in Toledo, Lucas County, Ohio, for motor vehicle, bicycle, other vehicle and pedestrian travel. Each party understands and agrees that the Driveway Property is to be used for these purposes by Grantee and the owners and occupants each parcel of the Subdivision Property, and all of their respective agents, employees, customers, guests, licensees and invitees (collectively the “Beneficiaries”), and that the Beneficiaries shall, at all times, have equal access to and enjoyment of the Driveway Property for such purposes. No Beneficiaries shall exercise their rights with respect to the Driveway Property to the exclusion of any other Beneficiary or to such an extent that it will have the effect of unreasonably interfering with the rights of any other Beneficiary in and to the Driveway Property. None of the Beneficiaries shall park or permit the parking of any automobiles or other vehicles on the Driveway Property.

3. Maintenance and Repair of Grantor Property. Grantee shall maintain, repair and replace the Driveway Property in accordance with the terms and conditions of the Declaration. No Beneficiary shall have any right or obligation to maintain, repair or replace the Driveway Property. However, any damage to the paved road on the Driveway Property caused solely by the negligence or intentional misconduct of one of the Beneficiaries’ shall be repaired or reconstructed by that party at its sole cost and expense; which cost and expense shall be enforceable and collectible by Grantee as a special individual Lot assessment in accordance with the Declaration.

4. Condition of Road. Grantee acknowledges the current condition of the paved road located on the Driveway Property and accepts the condition of the paved road “AS IS.” Grantee, for itself and on behalf of all other Beneficiaries, releases Grantor from any and all claims related to the construction or condition of the paved road on the Driveway Property.

5. Easements and Covenants Running with the Land. The easements, covenants, rights and agreements contained in this Agreement shall run with the land known as the Subdivision Property and shall be binding on and inure to the benefit of the Subdivision Property, and each parcel of the Subdivision Property. Grantee acknowledges and expects Grantor to grant easements to each subsequent owner of each parcel of the Subdivision Property according to the terms and conditions of this Agreement. Grantee shall not grant, convey, assign or otherwise transfer to any other person or entity any of its right, title or interest in the Driveway Property or its liabilities or obligations under this Agreement, unless such transfer is part of its transfer of all of its right, title and interest in the Subdivision Property, and as permitted by the Declaration. The covenants, easements and agreements contained in this Agreement shall be binding upon and inure to the benefit of Grantor, Grantee, the Beneficiaries and their respective heirs, representatives, successors and assigns.

6. Entire Agreement. This Agreement contains the entire agreement of the parties. This Agreement shall not be amended, changed, modified or any other provisions waived or discharged, in whole or in part, unless that amendment is in writing and duly signed by the parties hereto.

7. Governing Law. The terms and conditions of this Agreement shall be governed by and construed in accordance with the laws of the State of Ohio.

[the remainder of this page left intentionally blank]

The parties hereto have executed this Agreement on the dates set forth below.

GRANTOR:

THE ANDERSONS FARM DEVELOPMENT CO., LLC,

an Ohio limited liability company

By:	THE ANDERSONS, INC.,
an Ohio corporation, its sole member
By:		—
Title:		—
Date:		—

GRANTEE:

THE ANDERSONS FARM OWNERS ASSOCIATION, INC.,

an Ohio non-profit corporation

By:	—
Title:	—
Date:	—

STATE OF OHIO	)
) ss:
COUNTY OF LUCAS	)

The foregoing instrument was acknowledged before me this      day of      , 200     , by      , as      of The Andersons Farm Development Co., LLC, an Ohio limited liability company, on behalf of the company.

(SEAL)		—
Notary Public
My Commission Expires: ____________________
STATE OF OHIO	)
) ss:
COUNTY OF LUCAS	)

The foregoing instrument was acknowledged before me this      day of      , 200     , by      , as      of The Andersons Farm Owners Association, Inc., an Ohio non-profit corporation, on behalf of the corporation.

(SEAL)

Notary Public

My Commission Expires:

This Instrument Prepared By:
Steven D. Reinbolt, Attorney-at-Law
EASTMAN & SMITH LTD.
One SeaGate, 24th Floor
P.O. Box 10032
Toledo, Ohio 43604

EXHIBIT A

Parcel 2
All That Part Of The Northwest 1/4 Of Section 23, Town 2, United States Reserve, City Of Toledo, Lucas County, Ohio, Bounded And Described As Follows:
Commencing At A Metal Disk Found In Concrete At The Northwest Corner Of Said Section 23;
Thence South 00º14’11” West A Distance Of 465.00 Feet Along The West Line Of Said Section 23 To A Point;
Thence South 89º51’45” East A Distance Of 119.05 Feet Parallel To And 465.00 Feet South Of As Measured Perpendicular To The North Line Of Said Section 23 To A Point On The Centerline Of Holland Sylvania Road ;
Thence Southwest A Distance Of 342.80 Feet Along A Curve To The Right Southwest Having A Radius Of 636.62 Feet And A Central Angle Of 30º51’07” And A Chord Of North 10º12’35” West 338.67 Feet To The Point Of Beginning;
Thence South 54º22’36” East A Distance Of 120.15 Passing Through A Capped 5/8” Rod Set On The Southeasterly Right Of Way Line Of Holland Sylvania Road To A Point (Found 3/4” Pipe 0.45 Feet North And 0.54 Feet East);
Thence South 89º34’54” East A Distance Of 234.54 Feet To A Capped 5/8” Rod Set;
Thence North 71º14’29” East A Distance Of 130.06 Feet To A Capped 5/8” Rod Set;
Thence North 17º57’25” East A Distance Of 152.49 Feet To A Capped 5/8” Rod Set;
Thence North 62º57’25” East A Distance Of 78.60 Feet To A Point On The Meander Line Of A Lake;
Thence South 54º04’38” East A Distance Of 135.76 Feet Along Said Meander Line To A Point;
Thence South 74º38’38” East A Distance Of 81.28 Feet Continuing Along Said Meander Line To A Point;
Thence South 16º09’33” West A Distance Of 311.54 Feet To A Capped 5/8” Rod Set;
Thence North 62º35’52” West A Distance Of 364.26 Feet To A Mag Nail Set;
Thence North 89º34’54” West A Distance Of 256.18 Feet To A Mag Nail Set;
Thence North 54º22’36” West A Distance Of 121.64 Feet To A Point On The Centerline Of Holland Sylvania Road;
Thence Northeast A Distance Of 10.14 Feet Along A Curve To The Left Having A Radius Of 636.62 Feet And A Central Angle Of 00º54’45” And A Chord Of North 26º05’31” East 10.14 Feet To The Point Of Beginning, Containing 2.051 Acres More Or Less Of Which 304.017 Square Feet More Or Less Lies Within The Right Of Way Of Holland Sylvania Road. Subject To All Highways, Easements And Restrictions. The Land Herein Described Is Part Of Land Owned By Anderson Elevator Company, Lucas County Tax Parcel #26-26771. Bearing Control Is Based On Previous Survey By G.M. Barton. This Description Was Prepared On March 3, 2006 From A Survey Of The Premises.

Parcel 3
All That Part Of The Northwest 1/4 Of Section 23, Town 2, United States Reserve, City Of Toledo, Lucas County, Ohio, Bounded And Described As Follows:
Commencing At A Metal Disk Found In Concrete At The Northwest Corner Of Said Section 23;
Thence South 00º14’11” West A Distance Of 465.00 Feet Along The West Line Of Said Section 23 To A Point;
Thence South 89º51’45” East A Distance Of 119.05 Feet Parallel To And 465.00 Feet South Of As Measured Perpendicular To The North Line Of Said Section 23 To A Point On The Centerline Of Holland Sylvania Road ;
Thence Southwest A Distance Of 352.94 Feet Along A Curve To The Right Having A Radius Of 636.62 Feet And A Central Angle Of 31º45’52” And A Chord Of South 10º39’58” West 348.44 Feet To The Point Of Beginning;
Thence South 54º22’36” East A Distance Of 121.64 Feet To A Mag Nail Set;
Thence South 89º34’54” East A Distance Of 256.18 Feet To A Mag Nail Set;
Thence South 62º35’52” East A Distance Of 364.26 Feet To A Capped 5/8” Rod Set;
Thence North 16º09’33” East A Distance Of 311.54 Feet To A Point On The Meander Line Of A Lake;
Thence Along Said Meander Line The Next 4 Courses:
South 74º38’38” East A Distance Of 42.66 Feet To A Point;
North 89º15’01” East A Distance Of 215.51 Feet To A Point;
South 70º42’36” East A Distance Of 105.95 Feet To A Point;
South 37º13’48” East A Distance Of 154.34 Feet To A Point;
Thence South 59º22’55” West A Distance Of 302.53 Feet To A Capped 5/8” Rod Set;
Thence South 84º05’50” West A Distance Of 215.54 Feet To A Capped 5/8” Rod Set;
Thence North 62º35’52” West A Distance Of 436.84 Feet To A Mag Nail Set;
Thence North 89º34’54” West A Distance Of 256.95 Feet To A Mag Nail Set;
Thence North 54º22’36” West A Distance Of 123.30 Feet To A Point On The Centerline Of Holland Sylvania Road;
Thence Northeast A Distance Of 10.11 Feet Along A Curve To The Left Having A Radius Of 636.62 Feet And A Central Angle Of 00º54’37” And A Chord Of North 27º00’12” East 10.11 Feet To The Point Of Beginning, Containing 3.085 Acres More Or Less Of Which 303.281 Square Feet More Or Less Lies Within The Right Of Way Of Holland Sylvania Road. Subject To All Highways, Easements And Restrictions. The Land Herein Described Is Part Of Land Owned By Anderson Elevator Company, Lucas County Tax Parcel #26-26771. Bearing Control Is Based On A Previous Survey By G.M. Barton. This Description Was Prepared On March 3, 2006 From A Survey Of The Premises.

Parcel 4
All That Part Of The Northwest 1/4 Of Section 23, Town 2, United States Reserve, City Of Toledo, Lucas County, Ohio, Bounded And Described As Follows:
Commencing At A Metal Disk Found In Concrete At The Northwest Corner Of Said Section 23;
Thence South 00º14’11” West A Distance Of 465.00 Feet Along The West Line Of Said Section 23 To A Point;
Thence South 89º51’45” East A Distance Of 119.05 Feet Parallel To And 465.00 Feet South Of As Measured Perpendicular To The North Line Of Said Section 23 To A Point On The Centerline Of Holland Sylvania Road ;
Thence Southwest A Distance Of 363.05 Feet Along A Curve To The Right Having A Radius Of 636.62 Feet And A Central Angle Of 32º40’29” And A Chord Of South 11º07’16” West 358.15 Feet To The Point Of Beginning;
Thence South 54º22’36” East A Distance Of 123.30 Feet To A Mag Nail Set;
Thence South 89º34’54” East A Distance Of 256.95 Feet To A Mag Nail Set;
Thence South 62º35’52” East A Distance Of 436.84 Feet To A Capped 5/8” Rod Set;
Thence North 84º05’50” East A Distance Of 215.54 Feet To A Capped 5/8” Rod Set;
Thence South 06º13’25” West A Distance Of 412.19 Feet To A Capped 5/8” Rod Set;
Thence North 79º24’09” West A Distance Of 211.29 Feet To A Mag Nail Set;
Thence North 06º12’52” East A Distance Of 340.07 Feet To A Capped 5/8” Rod Set;
Thence North 62º35’52” West A Distance Of 438.32 Feet To A Capped 5/8” Rod Set;
Thence North 89º34’54” West A Distance Of 257.73 Feet To A Mag Nail Set;
Thence North 54º22’36” West A Distance Of 125.12 Feet To A Point On The Centerline Of Holland Sylvania Road;
Thence Northeast A Distance Of 10.09 Feet Along A Curve To The Left Having A Radius Of 636.62 Feet And A Central Angle Of 00º54’30” And A Chord Of North 27º54’45” East 10.09 Feet To The Point Of Beginning, Containing 2.033 Acres More Or Less Of Which 302.623 Square Feet More Or Less Lies Within The Right Of Way Of Holland Sylvania Road. Subject To All Highways, Easements And Restrictions. The Land Herein Described Is Part Of Land Owned By Anderson Elevator Company, Lucas County Tax Parcel #26-26771. Bearing Control Is Based On Previous Survey By G.M. Barton. This Description Was Prepared On March 3, 2006 From A Survey Of The Premises.

Parcel 5
All That Part Of The Northwest 1/4 Of Section 23, Town 2, United States Reserve, City Of Toledo, Lucas County, Ohio, Bounded And Described As Follows:
Commencing At A Metal Disk Found In Concrete At The Northwest Corner Of Said Section 23;
Thence South 00º14’11” West A Distance Of 465.00 Feet Along The West Line Of Said Section 23 To A Point;
Thence South 89º51’45” East A Distance Of 119.05 Feet Parallel To And 465.00 Feet South Of As Measured Perpendicular To The North Line Of Said Section 23 To A Point On The Centerline Of Holland Sylvania Road ;
Thence Southwest A Distance Of 373.14 Feet Along A Curve To The Right Having A Radius Of 636.62 Feet And A Central Angle Of 33º34’59” And A Chord Of South 11º34’31” West 367.83 Feet To The Point Of Beginning;
Thence South 54º22’36” East A Distance Of 125.12 Feet To A Mag Nail Set;
Thence South 89º34’54” East A Distance Of 257.73 Feet To A Capped 5/8” Rod Set;
Thence South 62º35’52” East A Distance Of 438.32 Feet To A Capped 5/8” Rod Set;
Thence South 06º12’52” West A Distance Of 340.07 Feet To A Mag Nail Set;
Thence North 79º24’09” West A Distance Of 73.68 Feet To A Mag Nail Set;
Thence North 62º13’40” West A Distance Of 219.35 Feet To A Capped 5/8” Rod Set;
Thence North 17º04’45” East A Distance Of 114.75 Feet To A Capped 5/8” Rod Set;
Thence North A Distance Of 345.62 Feet Along A Curve To The Left Having A Radius Of 304.88 Feet, A Central Angle Of 64º57’05” And A Chord Of North 21°37’32” West 327.40 feet To A Capped 5/8” Rod Set;
Thence North 89º34’54” West A Distance Of 259.83 Feet To A Mag Nail Set;
Thence North 54º22’36” West A Distance Of 127.10 Feet To A Point On The Centerline Of Holland Sylvania Road;
Thence Northeast A Distance Of 10.07 Feet Along A Curve To The Left Having A Radius Of 636.62 Feet And A Central Angle Of 00º54’23” And A Chord Of North 28º49’12” East 10.07 Feet To The Point Of Beginning, Containing 2.424 Acres More Or Less Of Which 302.041 Square Feet More Or Less Lies Within The Right Of Way Of Holland Sylvania Road. Subject To All Highways, Easements And Restrictions. The Land Herein Described Is Part Of Land Owned By Anderson Elevator Company, Lucas County Tax Parcel #26-26771. Bearing Control Is Based On Previous Survey By G.M. Barton. This Description Was Prepared On March 3, 2006 From A Survey Of The Premises.

Parcel 6
All That Part Of The Northwest 1/4 Of Section 23, Town 2, United States Reserve, City Of Toledo, Lucas County, Ohio, Bounded And Described As Follows:
Commencing At A Metal Disk Found In Concrete At The Northwest Corner Of Said Section 23;
Thence South 00º 14’11” West A Distance Of 465.00 Feet Along The West Line Of Said Section 23 To A Point;
Thence South 89º51’45” East A Distance Of 119.05 Feet Parallel To And 465.00 Feet South Of As Measured Perpendicular To The North Line Of Said Section 23 To A Point On The Centerline Of Holland Sylvania Road;
Thence Southwest A Distance Of 413.33 Feet Along A Curve To The Right Having A Radius Of 636.62 Feet And A Central Angle Of 37º11’ 59” And A Chord Of South 13º23’01” West 406.11 Feet To The Point Of Beginning;
Thence South 54º22’ 36” East A Distance Of 133.99 Feet Passing Through A Capped 5/8” Rod Set At 30.44 Feet On The Easterly Right Of Way Line Of Holland Sylvania Road To A Capped 5/8” Rod Set;
Thence South 89º34’ 54” East A Distance Of 259.48 Feet To Mag Nail Set;
Thence Southeast A Distance Of 300.64 Feet Along A Curve To The Right Having A Radius Of 274.88 Feet A Central Angle Of 62º39’57” And A Chord Of South 20º48’51” East 285.88 Feet To A Mag Nail Set;
Thence South 17º 04’ 45” West A Distance Of 91.40 Feet To A Mag Nail Set;
Thence South 49º 19’ 14” West A Distance Of 75.96 Feet To A Capped 5/8” Rod Set;
Thence South 74º 34’ 00” West A Distance Of 430.18 Feet To A Capped 5/8” Rod Set On The West Line Of Said Section 23;
Thence North 00º 14’ 11” East A Distance Of 558.94 Feet Along The West Line Of Said Section 23 Passing Through A 5/8” Rod Set At 507.90 Feet On The Easterly Right Of Way Line Of Holland Sylvania Road To A Point On The Centerline Of Holland Sylvania Road;
Thence North 36º14’03” East A Distance Of 0.61 Feet Along The Centerline Of Holland Sylvania Road To A 1” Bar Found In A Monument Box;
Thence Northeast A Distance Of 47.22 Feet Along A Curve To The Left Having A Radius Of 636.62 Feet And A Central Angle Of 04º15’03” And A Chord Of North 34º06’32” East 47.22 Feet To The Point Of Beginning, Containing 5.084 Acres More Or Less Of Which 2059.248 Square Feet More Or Less Lies Within The Right Of Way Of Holland Sylvania Road. Subject To All Highways, Easements And Restrictions. The Land Herein Described Is Part Of Land Owned By Anderson Elevator Company, Lucas County Tax Parcel #26-26771. Bearing Control Is Based On Previous Survey By G.M. Barton. This Description Was Prepared On March 3, 2006 From A Survey Of The Premises.

Parcel 7
All That Part Of The Northwest 1/4 Of Section 23, Town 2, United States Reserve, City Of Toledo, Lucas County, Ohio, Bounded And Described As Follows:
Commencing At A Metal Disk Found In Concrete At The Northwest Corner Of Said Section 23;
Thence South 00º14’11” West A Distance Of 465.00 Feet Along The West Line Of Said Section 23 To A Point;
Thence South 89º51’45” East A Distance Of 119.05 Feet Parallel To And 465.00 Feet South Of As Measured Perpendicular To The North Line Of Said Section 23 To A Point On The Centerline Of Holland Sylvania Road ;
Thence Southwest A Distance Of 383.22 Feet Along A Curve To The Right Having A Radius Of 636.62 Feet And A Central Angle Of 34º29’22” And A Chord Of South 12º01’42” West 377.46 Feet To The Point Of Beginning;
Thence South 54º22’36” East A Distance Of 127.10 Feet To A Mag Nail Set;
Thence South 89º34’54” East A Distance Of 259.83 Feet To A Capped 5/8” Rod Set;
Thence Southeast A Distance Of 345.62 Feet Along A Curve To The Right Having A Radius Of 304.88 Feet, A Central Angle Of 64º57’05” And A Chord Of S21°37’32” East 327.40 Feet To A Capped 5/8” Rod Set;
Thence South 17º04’45” West A Distance Of 114.75 Feet To A Capped 5/8” Rod Set;
Thence South 62º13’40” East A Distance Of 219.35 Feet To A Mag Nail Set;
Thence South 79º24’09” East A Distance Of 284.97 Feet To A Capped 5/8” Rod Set;
Thence South 06º13’25” West A Distance Of 15.15 Feet To A Capped 5/8” Rod Set;
Thence South 12º36’45” West A Distance Of 294.61 Feet Along The West Line Of Land Owned By Metro Park District Of Toledo Tax Parcel #26-26772 To A Point On The Centerline Of Swan Creek;
Thence Along The Centerline Of Said Swan Creek And The North Line Of Land Owned By Metro Park District Of Toledo Tax Parcel #26-26772 The Next 3 Courses:
North 86º32’39” West A Distance Of 47.86 Feet To A Point;
North 64º17’05” West A Distance Of 140.46 Feet To A Point;
North 84º44’16” West A Distance Of 103.76 Feet To A Point;
Thence North 16º08’42” East A Distance Of 291.07 Feet To A Capped 5/8” Rod Set;
Thence North 62º13’40” West A Distance Of 192.48 Feet To A Capped 5/8” Rod Set;
Thence North 17º04’45” East A Distance Of 122.49 Feet To A Capped 5/8” Rod Set;
Thence North A Distance Of 330.56 Feet Along A Curve To The Left Having A Radius Of 294.88 Feet, A Central Angle Of 64º13’47” And A Chord Of North 21°22’10” West 313.53 Feet To A Capped 5/8” Rod Set;
Thence North 89º34’54” West A Distance Of 259.77 Feet To A Capped 5/8” Rod Set;
Thence North 54º22’36” West A Distance Of 129.24 Feet To A Mag Nail Set;
Thence Northeast A Distance Of 10.05 Feet Along A Curve To The Left Having A Radius Of 636.62 Feet And A Central Angle Of 00º54’17” And A Chord Of North 29º43’32” East 10.05 Feet To The Point Of Beginning, Containing 2.484 Acres More Or Less Of Which 301.534 Square Feet More Or Less Lies Within The Right Of Way Of Holland Sylvania Road. Subject To All Highways, Easements And Restrictions. The Land Herein Described Is Part Of Land Owned By Anderson Elevator Company, Lucas County Tax Parcel #26-26771. Bearing Control Is Based On Previous Survey By G.M. Barton. This Description Was Prepared On March 3, 2006 From A Survey Of The Premises.

Parcel 8
All That Part Of The Northwest 1/4 Of Section 23, Town 2, United States Reserve, City Of Toledo, Lucas County, Ohio, Bounded And Described As Follows:
Commencing At A Metal Disk Found In Concrete At The Northwest Corner Of Said Section 23;
Thence South 00º14’11” West A Distance Of 465.00 Feet Along The West Line Of Said Section 23 To A Point;
Thence South 89º51’45” East A Distance Of 119.05 Feet Parallel To And 465.00 Feet South Of As Measured Perpendicular To The North Line Of Said Section 23 To A Point On The Centerline Of Holland Sylvania Road ;
Thence Southwest A Distance Of 393.27 Feet Along A Curve To The Right Having A Radius Of 636.62 Feet And A Central Angle Of 35º23’39” And A Chord Of South 12º28’51” West 387.05 Feet To The Point Of Beginning;
Thence South 54º22’36” East A Distance Of 129.24 Feet To A Mag Nail Set;
Thence South 89º34’54” East A Distance Of 259.77 Feet To A Capped 5/8” Rod Set;
Thence Southeast A Distance Of 330.56 Feet Along A Curve To The Right Having A Radius Of 294.88 Feet, A Central Angle Of 64º13’47” And A Chord Of South 21°22’10” East 313.53 Feet To A Mag Nail Set;
Thence South 17º04’45” West A Distance Of 122.49 Feet To A Capped 5/8” Rod Set;
Thence South 62º13’40” East A Distance Of 192.48 Feet To A Capped 5/8” Rod Set;
Thence South 16º08’42” West A Distance Of 291.07 Feet To The Centerline Of Swan Creek;
Thence Along the Centerline Of Said Swan Creek And The Northerly Line Of Land Owned By Metro Park District Of Toledo Tax #26-26772 The Next 8 Courses:
North 79º47’59” West A Distance Of 45.57 Feet To A Point;
North 72º13’36” West A Distance Of 61.50 Feet To A Point;
South 80º25’24” West A Distance Of 86.42 Feet To A Point;
South 56º33’06” West A Distance Of 43.11 Feet To A Point;
South 10º44’37” West A Distance Of 78.35 Feet To A Point;
South 20º03’16” East A Distance Of 51.10 Feet To A Point;
South 52º09’09” West A Distance Of 77.69 Feet To A Point;
North 64º07’46” West A Distance Of 20.49 Feet To A Point;
Thence North 10º44’37” East A Distance Of 401.01 Feet To A Capped 5/8” Rod Set;
Thence North 39º29’26” West A Distance Of 202.36 Feet To A Mag Nail Set;
Thence North 17º04’45” East A Distance Of 118.88 Feet To A Mag Nail Set;
Thence North A Distance Of 315.57 Feet Along A Curve To The Left Having A Radius Of 284.88 Feet, A Central Angle Of 63º28’08” And A Chord Of North 21°05’58” West 299.68 Feet To A Mag Nail Set;
Thence North 89º34’54” West A Distance Of 259.66 Feet To A Capped 5/8” Rod Set;
Thence North 54º22’36” West A Distance Of 131.54 Feet To The Centerline Of Holland Sylvania Road;
Thence Northeast A Distance Of 10.04 Feet Along A Curve To The Left Having A Radius Of 636.62 Feet, A Central Angle Of 00º54’12” And A Chord Of North 30º37’47” East 10.04 Feet To The Point Of Beginning, Containing 2.396 Acres More Or Less Of Which 301.102 Square Feet More Or Less Lies Within The Right Of Way Of Holland Sylvania Road. Subject To All Highways, Easements And Restrictions. The Land Herein Described Is Part Of Land Owned By Anderson Elevator Company, Lucas County Tax Parcel #26-26771. Bearing Control Is Based On Previous Survey By G.M. Barton. This Description Was Prepared On March 3, 2006 From A Survey Of The Premises.

Parcel 9
All That Part Of The Northwest 1/4 Of Section 23, Town 2, United States Reserve, City Of Toledo, Lucas County, Ohio, Bounded And Described As Follows:
Commencing At A Metal Disk Found In Concrete At The Northwest Corner Of Said Section 23;
Thence South 00º14’11” West A Distance Of 465.00 Feet Along The West Line Of Said Section 23 To A Point;
Thence South 89º51’45” East A Distance Of 119.05 Feet Parallel To And 465.00 Feet South Of As Measured Perpendicular To The North Line Of Said Section 23 To A Point On The Centerline Of Holland Sylvania Road ;
Thence Southwest A Distance Of 403.30 Feet Along A Curve To The Right Having A Radius Of 636.62 Feet And A Central Angle Of 36º17’51” And A Chord Of South 12º55’57” West 396.60 Feet To The Point Of Beginning;
Thence South 54º22’36” East A Distance Of 131.54 Feet To A Capped 5/8” Rod Set;
Thence South 89º34’54” East A Distance Of 259.66 Feet To A Mag Nail Set;
Thence Southeast A Distance Of 315.57 Feet Along A Curve To The Right Having A Radius Of 284.88 Feet, A Central Angle Of 63º28’08” And A Chord Of South 21°05’58” East 315.57 Feet To A Mag Nail Set;
Thence South 17º04’45” West A Distance Of 118.88 Feet To A Mag Nail Set;
Thence South 39º29’26” West A Distance Of 202.36 Feet To A Capped 5/8” Rod Set;
Thence South 10º44’37” West A Distance Of 401.01 Feet To The Centerline Of Swan Creek;
Thence Along The Centerline Of Said Swan Creek And The Northerly Line Of Land Owned By Metro Park District Of Toledo Tax #26-26772 The Next 7 Courses:
North 64º07’46” West A Distance Of 76.31 Feet To A Point;
North 73º10’39” West A Distance Of 71.77 Feet To A Point;
South 51º03’55” West A Distance Of 63.15 Feet To A Point;
South 00º18’04” West A Distance Of 65.59 Feet To A Point;
South 05º58’18” West A Distance Of 151.96 Feet To A Point;
South 37º22’38” West A Distance Of 99.49 Feet To A Point;
North 85º20’04” West A Distance Of 10.36 Feet To The West Line Of Said Section 23;
Thence North 00º14’11” East A Distance Of 695.37 Feet Along Said West Line Of Section 23 To A Capped 5/8” Rod Set;
Thence North 74º34’00” East A Distance Of 430.18 Feet To A Capped 5/8” Rod Set;
Thence North 49º19’14” East A Distance Of 75.96 Feet To A Mag Nail Set;
Thence North 17º04’45” East A Distance Of 91.40 Feet To A Mag Nail Set;
Thence North A Distance Of 300.64 Feet Along A Curve To The Left Having A Radius Of 274.88 Feet, A Central Angle Of 62º39’57” And A Chord Of North 20°48’51” West 285.88 Feet To A Mag Nail Set;;
Thence North 89º34’54” West A Distance Of 259.48 Feet To A Capped 5/8” Rod Set;
Thence North 54º22’36” West A Distance Of 133.99 Feet To The Centerline Of Holland Sylvania Road.
Thence Northeast A Distance Of 10.03 Feet Along A Curve To The Left Having A Radius Of 636.62 Feet And A Central Angle Of 00º54’08” And A Chord Of North 31º31’57” East 10.03 Feet To The Point Of Beginning, Containing 4.019 Acres More Or Less Of Which 300.742 Square Feet More Or Less Lies Within The Right Of Way Of Holland Sylvania Road. Subject To All Highways, Easements And Restrictions. The Land Herein Described Is Part Of Land Owned By Anderson Elevator Company, Lucas County Tax Parcel #26-26771. Bearing Control Is Based On Previous Survey By G.M. Barton. This Description Was Prepared On March 3, 2006 From A Survey Of The Premises.

EXHIBIT B

[DRIVEWAY EASEMENT LEGAL DESCRIPTIONS]

EXHIBIT C

THE ANDERSONS FARM

DECLARATION OF COVENANTS, EASEMENTS,
RESTRICTIONS AND ASSESSMENT LIEN

This Declaration of Covenants, Easements, Restrictions and Assessment Lien is made on the      day of      , 2006, by The Andersons Farm Development Co., LLC, an Ohio limited liability (the “Developer”).

BACKGROUND

A. Developer is the owner in fee simple of the Property described herein.

B. Developer intends to provide single family homes and lots for the construction of single-family homes on the Lots (as defined herein) located in Toledo, Lucas County, Ohio, together with a single, pre-existing commercial use.

C. Developer desires to create a plan of restrictions, easements and covenants with respect to the Lots, and establish the right to impose liens upon the Lots, which shall be binding upon and inure to the benefit of the Developer, the Association (as defined herein), and all future owners and occupants of the Lots.

DEFINITIONS

The terms used in this document shall have these meanings, unless the context requires otherwise:

1. “Activities Building” has the meaning set forth in Article IX.

2. “Architectural Control Committee” means the committee composed of not less than three (3) and not more than seven (7) members, all of whom shall be appointed by the Developer until such time as the Developer shall have sold and conveyed all of the Lots in the Subdivision (as defined herein) to others and residences shall have been erected on all of the Lots in the Subdivision or such earlier relinquishment of such right as Developer, in its sole discretion, may determine. Thereafter, the Association shall have the right to appoint the members of the Architectural Control Committee. Members of the Architectural Control Committee need not be Lot Owners (as defined herein) or Occupants (as defined herein).

3. “Articles” means the Articles of Incorporation, filed, or to be filed, with the Secretary of State of Ohio, incorporating Andersons Farm Owners’ Association, Inc. (or such other similar name as may then be available) as a corporation not-for-profit under the provisions of Chapter 1702 of the Revised Code of Ohio, as the same may be lawfully amended from time to time.

4. “Association” and “The Andersons Farm Owners’ Association, Inc.” mean the corporation not-for-profit created by the filing of the Articles.

5. “Association Organizational Documents” means this Declaration of Covenants, Easements, Restrictions and Assessment Lien, the Articles and By-Laws of the Association.

6. “Board” and “Board of Directors” mean those persons who, as a group, serve as the board of directors of the Association.

7. “By-Laws” mean the By-Laws of the Association, as the same may be lawfully amended from time to time, which serve as the code of regulations of the Association under and pursuant to the provisions of Chapter 1702.

8. “Common Areas” mean those portions of the Property which are subject to and burdened by easements as hereinafter described for the common use and enjoyment of the Lot Owners, including, but not limited to, the Driveways (as hereinafter defined). This real and personal property, if any, includes, but is not limited to, easement rights in land comprising the property within the Lots themselves, together with any of the following that may be located on such land: private streets, sewer systems, common utility lines and facilities, and other facilities. Lot 5 is not Common Area.

9. “Declaration” means this Declaration of Covenants, Easements, Restrictions and Assessment Lien.

10. “Developer” means The Andersons Farm Development Co., LLC, an Ohio limited liability company, and its successors and assigns, provided that the rights specifically reserved to Developer under this Declaration, or under any other Association Organizational Documents shall accrue only to such successors and assigns as are designated in writing by Developer as successors and assigns of such rights.

11. “Director” and “Directors” mean that person or those persons serving at the time pertinent, as a director or directors of the Board of Directors of the Association.

12. “Driveway” shall mean that portion of each of the Lots on which there are now paved streets and the easement area associated with those streets as created by that certain Driveway Access Easement Agreement by the Developer to the Association and recorded prior to the Declaration at Lucas County Deed Record      (the “Access Easement”) to be maintained, repaired and replaced by the Association according to such easement.

13. “Eligible holder of a first mortgage lien” means the holder of a valid recorded first mortgage on a Lot, which holder has given written notice to the Association stating the holder’s name, address and Lot or Lots subject to its mortgage.

14. “Lot” or “Lots” mean one or more specific parcels of the Property designated as Lots 2 through 9, and legally described on Exhibit B attached hereto and made a part hereof.

15. “Lot Owner” and “Lot Owners” mean that Person or those Persons owning a fee-simple interest in a Lot or Lots, each of whom is also a “member” of the Association, as defined in Ohio’s non-profit corporation statutes.

16. “Occupant” means a person lawfully residing on a Lot, regardless of whether that person is a Lot Owner.

17. “Person” means a natural individual, corporation, limited liability company, partnership, trustee, or other legal entity capable of holding title to real property.

18. “Subdivision” means all of the Lots and the Common Area.

19. “Turnover Date” the date selected by the Developer, in its sole discretion, for the Developer to relinquish control over the selection of the Association’s Directors.

20. “Unit” means the single family residential building constructed on a Lot.

DECLARATION OF COVENANTS, EASEMENTS,
RESTRICTIONS AND ASSESSMENT LIEN

The Developer hereby declares that the following described property shall be held, sold, conveyed and occupied subject to the following covenants, easements and restrictions, and lien for assessments, which are for the purpose of protecting the values and desirability of, and which shall run with, the land and each part thereof, and shall be binding on all parties having any right, title or interest in the land, and each part thereof, and their respective heirs, successors and assigns, and shall inure to the benefit of and be enforceable by the Developer, the Association, each Lot Owner, and the respective heirs, successors and assigns:

See Exhibit A attached hereto and made a part hereof (the “Property”).

The provisions of this Declaration as from time to time amended, shall be considered to be a part of, and incorporated within, each deed hereinafter conveying the Lots, or any portion thereof.

ARTICLE I

PURPOSES; RESTRICTIONS

Section 1. Purposes. This Declaration is being made to establish covenants, easements, and restrictions for the Subdivision, to provide for an Association for the ownership and operation of the Common Areas; to provide for and promote the benefit, enjoyment and well-being of Lot Owners and Occupants; to administer and enforce the covenants, easements, charges and restrictions hereinafter set forth; and to raise funds through assessments to accomplish these purposes.

Section 2. Restrictions. The Lots shall be subject to the following restrictions:

(a) Lot Uses. Except as otherwise specifically provided in this Declaration, including, without limitation, the commercial use of the Activities Building described in Article IX, no Lot shall be used for any purpose other than that of single family residential dwelling with attached garage, one outbuilding and for purposes customarily incidental thereto. Single family residential structures must equal or exceed 3,500 square feet of living space and include an attached garage to accommodate at least two automobiles. Living space, for purposes of this Declaration, is enclosed space within a residential dwelling, finished, heated, and habitable. Notwithstanding the foregoing: (i) a Lot Owner may use a portion of a dwelling for his or her office or studio so long as those activities do not interfere with the quiet enjoyment or comfort of any other Lot Owner or Occupant, and so long as those activities do not increase the normal flow of traffic or number of individuals in and out of the property or in and out of that dwelling; and (ii) a Lot Owner or Occupant maintaining a personal or professional library, keeping personal business or professional records or accounts, or conducting personal business or professional telephone calls or correspondence, in or from a dwelling constructed on a Lot is engaging in a use expressly declared customarily incidental to principal residential use and is not in violation of these restrictions.

No portion of any Lot shall be used for any purpose other than that of a single family dwelling or a lawn, except for the commercial use of the Activities Building, except nothing herein contained, however, shall be construed to prevent the use of a portion of a Lot for any approved sidewalk, driveway, walkway, the planting of trees and shrubbery, landscaping or for the purpose of beautifying the Lot. No weeds, underbrush or other unsightly growth shall be permitted to grow or remain anywhere within the Subdivision and no unsightly objects shall be allowed to be placed or suffered to remain anywhere thereon. No fence, hedge, wall or enclosure of any kind, for any purposes shall be erected, placed or suffered to remain upon any Lot without the advance written consent of the Developer or the Association, except for any fence, hedge, wall or enclosure of any kind located on a Lot as of the date of this Declaration. Notwithstanding the foregoing, that portion of each Lot not containing a dwelling or structure, shall be landscaped in accordance with a landscape plan submitted to and approved by the Developer or the Association, and each such landscaped area shall thereafter be maintained in accordance with such plan. Any landscaping on any Lot existing as of the date of this Declaration is approved.

No basketball backboards shall be attached to any dwelling in the Subdivision. A basketball pole backboard shall be permitted in the rear yard of a Lot, subject to rules and regulations adopted by the Developer or the Association. Playground equipment for children may be installed only in a rear yard of a Lot. No such poles, backboards or equipment shall be visible from the Driveways.

No clothes, sheets, blankets or other articles shall be hung out or exposed on any part of any Lot or the Common Areas. No laundry of any kind shall be exposed or hung for drying in the Common Areas or from any porch, patio or balcony visible from the Common Areas.

No boat, boat trailer, house trailer, campers, motor home, mobile home, motorcycle, delivery vans, tractor-trailer rigs, closed trucks, recreation vehicles, snowmobiles, all terrain vehicles or truck of any type shall be parked, kept or stored on any portion of the Subdivision unless completely within an enclosed garage. The word “truck” shall include every type of motor vehicle other than passenger cars and other than any pickup truck or van that is used as a primary source of transportation by a Lot Owner or Occupant. No vehicle or equipment shall be displayed on a Lot for purposes of its sale or rental. Visitors to a Lot may park vehicles temporarily on one side of a private driveway only so as to allow passage of other vehicles.

Unless located on a Lot as of the date of this Declaration, no fence, trailer, tent, shed, pool, pool house, barn or outbuilding or, children’s play structures or equipment of any type shall be permitted on any portion of the Subdivision unless approved in advance by the Developer or the Association.

All rubbish and debris, combustible and non-combustible, and all garbage shall be stored and maintained in containers, entirely within the garage or dwelling. Additional regulations for the storage, maintenance and disposal of rubbish, debris, leaves and garbage may, from time to time, be established by the Developer or Association.

Unless located on a Lot as of the date of this Declaration, and except during December and October, lighting effects shall be approved by the Developer or the Association, and other than in connection with the occasional customary uses of the Activities Building.

(b) Common Area Uses. Upon conveyance of easement rights in the Common Areas to the Association, the Common Areas shall be operated by the Association for the benefit of the Developer, Lot Owners, Occupants and their agents, servants, customers, invitees and licensees, subject to such rules and regulations as the Association may adopt from time to time.

(c) Antennas. Except to the extent pre-empted by law, no television, satellite, or radio antenna, receiver, or transmitter, shall be placed on a Lot or Unit, unless approved in advance by the Developer or the Association, and subject to such rules and regulations as the Association may adopt from time to time.

(d) Nuisances. No noxious or offensive activity shall be permitted on any Lot, or upon the Common Areas, nor shall either be used in any way or for any purpose, which might endanger the health of, or unreasonably disturb, any other Lot Owner or Occupant. The prior customary use of the Activities Building shall be deemed not to constitute a nuisance for purposes hereof.

(e) Vehicles. The Association may promulgate regulations restricting the parking of automobiles, inoperable vehicles, trucks, boats and recreational vehicles on the Lots and Common Areas, and may enforce such regulations or restrictions by levying fines or enforcement charges, having such vehicles towed away, or taking such other actions as it, in its sole discretion, deems appropriate. The current parking use associated with the Activities Building is permitted.

(f) Signs. No sign of any kind, including, but not limited to, signs affixed in anyway to vehicles, shall be displayed to the public view on the Lots, except: (a) on the Lots, one professionally prepared sign advertising the Lot for sale; and (b) on the Common Areas and Lots, signs advertising the sale of Lots by the Developer during the initial sales period, which shall continue until all Lots have been sold to parties unrelated to the Developer. No sign of any kind shall be displayed to the public view on or within the Unit unless approved by the Developer or Association. All existing signage, and replacements thereof that are no more extensive, indicating directions to the Activities Building are permitted.

(g) Animals. Except as hereinafter provided, no animals, livestock or poultry of any kind shall be raised, bred or kept on any Lot or on the Common Areas. Notwithstanding the foregoing, household domestic pets, not bred or maintained for commercial purposes, may be maintained in a Unit, provided that: (i) no animals shall be permitted in any portion of the Common Areas except on a leash maintained by a responsible person; (ii) no animals shall be left unattended on a Lot or any portion of the Common Areas; (iii) Lot Owners or Occupants shall keep the Common Areas and their Lots clean; (iv) no outside shelter, house, box, run, kennel, cage or line for any such animal may be constructed or maintained on a Lot without prior written approval of the Association; (v) the permitting of such animals in the Subdivision shall be subject to such rules and regulations as the Association may adopt from time to time, including, without limitation, the right to place limitations on the size, number and type of such pets, and the right to levy fines and enforcement charges against persons who do not clean up after their pets; and (vi) the right of a Lot Owner or Occupant to maintain such an animal shall be subject to termination if the Association, in its sole discretion, determines that the animal constitutes a nuisance, hindrance, safety concern, or creates a detrimental effect on the Subdivision or other Lot Owners or Occupants.

(h) Conveyances. Each Lot shall be conveyed subject to the terms, conditions and provisions of this Declaration. To enable the Association to maintain accurate records of the names and addresses of Lot Owners, each Lot Owner agrees to notify the Association, in writing, within five (5) days after an interest in that Lot Owner’s Lot has been transferred to another person. In addition, each Lot Owner agrees to provide to a purchaser of that owner’s Lot a copy of the Association Organizational Documents and all effective rules and regulations. No Lot may be subdivided without the prior written consent of the Developer or the Association.

(i) Discrimination. No action shall at any time be taken by the Association which in any manner would illegally discriminate against any Lot Owner in favor of another. The current uses of, and structures and improvements on, the Lots, including the Activities Building, which may conflict with, or may not be approved in accordance with, the terms of this Declaration, shall not be deemed a basis for discrimination with regard to any future use or development of a Lot.

(j) Arbitration. The interpretation of the Developer as to the application of or any rule or regulation adopted by the Association, shall be binding upon all Lot Owners and Occupants until the Developer has sold and conveyed all Lots. Thereafter, in the event of any dispute between Lot Owners as to the application of these restrictions or any rule or regulation adopted by the Association, the party aggrieved shall submit a complaint in writing to the Association specifying the dispute. The Association shall set a time, date and place for a hearing within sixty (60) days thereafter, and give written notice to each party no less than three (3) days in advance of the hearing. The Association shall hear such evidence on the dispute as the Association deems proper and render a written decision on the matter within thirty (30) days of the hearing. No action at law may be instituted by either party to such a dispute until after this arbitration process.

(k) Mailboxes. Developer shall establish a standard design for mailboxes in the Subdivision. All mailboxes shall conform to such standard design, unless advance written approval of Developer is obtained.

(l) Swimming Pools. Swimming pools shall be permitted within the Subdivision; provided, however any swimming pool constructed within the Subdivision shall be in-ground and shall only be permitted within the rear yard of a Lot, unless another location is approved by the Developer or the Association. Only one swimming pool shall be permitted per Lot. The rear yard surrounding a swimming pool shall be enclosed by a solid wall or fence no less than the height required by local zoning laws. Swimming pool filtration and heating equipment shall be enclosed in the garage or other enclosed storage area of the residence. For purposes of this Declaration, a swimming pool means a swimming pool, tank or other fabricated structure containing at least two (2) feet of water, with a capacity for seven (7) or more persons, intended for recreational swimming by its owner.

(m) Outdoor Saunas/Tubs. Outdoor saunas/tubs shall be permitted within the Subdivision. Any pool with a capacity of six (6) or fewer persons shall be classified as an outdoor sauna or tub. Outdoor saunas and tubs, when constructed as a connected and integral part of a swimming pool, shall be constructed to the standards for a swimming pool. Stand-alone outdoor saunas and tubs shall be located no more than twenty (20) feet from the primary residence. Outdoor saunas and tubs shall have privacy screens, either as an integral part of the unit, or constructed as part of a screen or fence around a yard as for a swimming pool. Such screen or fence shall extend not less than six (6) feet above the primary floor surface or grade upon which the sauna or tub is mounted.

(n) Flagpoles. Each Lot is permitted to have a single ground mounted flagpole for the purpose of flying the official flag of the United States of America or the State of Ohio. The flagpole on a residential lot shall be properly proportioned and scaled to the size of the building and surrounding property as approved by the Developer or the Association. Only flags of the United States of America or the State of Ohio are permitted to be flown within the Subdivision. No other flag (i.e. commercial logos, sports teams, seasonal decoration, etc.) may be flown from any flagpole within the Subdivision. Wall mounted flagpoles are permitted up to a maximum of two (2) per single-family structure, and may fly flags with seasonal decoration, sports teams and college names.

(o) Location of Structures. All dwellings or outbuildings in the Subdivision shall be erected wholly within the Lot lines and no closer to the Driveways than the buildings or structures on the adjacent Lots, if any. A front yard setback line of seventy-five (75) feet measured from the nearest edge of the Driveway to the facia or the front entrance of a building or structure is established on each Lot. A side yard set back ten (10) from the side of a building or structure and the side Lot lines are established on each Lot. A rear yard for each Lot is measured from the facia of the back of the building on a Lot to the rear Lot line. If approved by the Architectural Control Committee or the Association, and subject to applicable laws and regulations, roof overhangs, gutters, bay windows, chimneys, patios, open porches, decks, walk ways, driveways and shrubbery may extend into the front yard setback. Any side yard which faces the front yard of any adjacent Lot shall have a setback of seventy-five (75) feet.

Section 3. Architectural Control.

(a) Architectural Standards; Harmonious Plan. In requiring the submission of detailed plans and specifications as herein set forth, the Developer intends to assure the development of the Subdivision as an architecturally harmonious, artistically desirable residential subdivision following a common landscape theme, with individual residences to be constructed in such architectural styles, with uniform building heights, roof lines, of such materials, and such colors, and located in such manner as to, in the judgment of the Architectural Control Committee, complement one another and promote the harmony and desirability of the Subdivision as a whole. In approving or withholding its approval of any plans and specifications, the Architectural Control Committee shall have the right to consider the suitability of the proposed building or structure and of the materials of which it is to be built to the building site upon which it is to be erected and the appropriateness and harmony of the contemplated improvements in relations to improvements on adjacent Lots and in relation to the general plan for the development of the Subdivision as well as the artistic and architectural merits of the proposed building or structure, its effect on the view and outlook from neighboring Lots, the extent to which its location and configuration preserves the natural attributes, including the trees thereon, of the Lot, and such other matters as may be deemed to be in the interest of the Lot Owners in the Subdivision as a whole. Any determination made by the Architectural Control Committee, in good faith, shall be binding on all parties in interest. Garage doors shall not face the front yard of a Lot. The parties acknowledge that the Activities Building is, and shall remain (including, without limitation, any remodeling thereof from time to time), architecturally distinct from the residential properties. While the Lot Owner of the Activities Building shall be required to maintain the building in good working order, and to keep an attractive appearance, the standard to be applied shall be that of a comparable commercial use building, and not a residential home.

(b) Submission and Approval of Plans and Specifications. The plans and specifications for all buildings, structures or other improvements (including, but not limited to outbuildings, fences, decks, patios, private driveways, hedges, garages and other enclosures) to be constructed within the Subdivision shall be submitted for examination to the Architectural Control Committee. Written approval of the Architectural Control Committee to such plans and specifications shall be obtained before any building, structure or improvement shall be constructed or placed upon any Lot and before any addition, change or alteration may be made to any building, structure or other improvements situated on a Lot. The Architectural Control Committee shall approve, reject or approve with modifications all submissions within twenty (20) days after submission of the plans and specifications required hereunder to the Architectural Control Committee. Failure of the Architectural Control Committee to so respond within such period shall be deemed to be approval of the submission. The plans and specifications to be submitted shall show the size, location, type, elevations, roofline, architectural design, quality, use, construction materials and color scheme of the proposed building, structure, improvements or alteration, the grading plan for the building site and the finished grade elevation thereof. Such plans and specifications shall be prepared by a competent architect or draftsman and shall be furnished to the Architectural Control Committee in sufficient numbers so that the Architectural Control Committee may retain a true copy thereof with its records. The Architectural Control Committee, when reviewing any plans from time to time submitted for changes to the Activities Building, shall consider such plans with the point of view that the owners of the Activities Building shall be entitled to continue the same type of use of the building as previously enjoyed, and shall be entitled to remodel, repair, upgrade and, within reasonable limitation, increase the size of its operations.

(c) Construction in Violation of Approved Plan. In all instances where plans and specifications are required to be submitted to and approved by the Architectural Control Committee, if subsequent to receiving such approval there shall be any variance from the approved plans and specifications in the actual construction or location of the improvement or subsequent to the completion of construction, including any change in exterior colors or materials, without the written consent of the Architectural Control Committee, such variance shall be deemed a violation of this Declaration and the Association may seek injunctive relief.

(d) Voting by Architectural Control Committee; Non-Liability for Determinations. Determinations by the Architectural Control Committee shall be made by a majority of the members present at any meeting. Unless waived by all members of the Committee, not less than two (2) days notice of a meeting shall be given each member in writing or by telephone at his residence. A majority of the Architectural Control Committee shall constitute a quorum. Although the Architectural Control Committee and Developer are granted by this Declaration certain discretion and rights of approval, disapproval and interpretation, the owners of Lots in the Subdivision, as further consideration for the conveyance to them of such Lots, do, for themselves, their heirs, personal representatives, successors and assigns, and their successors in ownership of such Lots, by their acceptance of the conveyance of such Lots, release and forever discharge the Architectural Control Committee and developer from any claims they may have against either the Architectural Control Committee or Developer arising out of their exercise of such discretion and such rights of approval, disapproval and interpretation and/or for their failure to exercise such discretion, rights of approval, disapproval and interpretation.

(e) Commencement of Construction of Structures; Completion of Structures. Except for circumstances beyond the control of a Lot Owner, all buildings, structures or other improvements must be completed within one (1) year following the commencement of construction. No sod, dirt or gravel other than that incidental to construction of approved buildings, structures or other improvements shall be removed from Lots without the written approval in advance from the Architectural Control Committee. No building or structure erected in the Subdivision shall be used as a residence until the exterior thereof has been completed in accordance with the detailed plans and specifications approved therefore by the Architectural Control Committee. No trailer, basement, tent, shack, garage, barn, mobile home or other temporary shelter or housing devise shall be maintained or used as a residence, temporarily or permanently, in the Subdivision.

(f) The Association may decide not to appoint members of the Architectural Control Committee. In the event no such members are appointed, then the Association shall have all of the rights, power and authority of the Architectural Control Committee. Any meetings or decision of the Association when acting pursuant to its rights, powers and authority of the Architectural Control Committee shall, however, be governed by its Bylaws and not Section 3(d) of this Article I.

ARTICLE II

OWNERS’ ASSOCIATION

Section 1. Establishment of Association. The Association will be formed to serve as the owners’ association for the Subdivision. The Developer is presently the sole member of the Association.

Section 2. Membership. Membership in the Association shall be limited to the Developer and the Lot Owners. Every Person who is or becomes a record title owner of a fee simple interest in a Lot is a Lot Owner and shall be a member of the Association. The foregoing is not intended to include Persons who hold an interest merely as security for the performance of an obligation. Membership shall be appurtenant to and may not be separated from ownership of any Lot, and transfer of a Lot shall automatically transfer membership in the Association to the transferee of the Lot.

Section 3. Voting Rights. Prior to the Turnover Date, all voting power in the Association shall be vested in the Developer. From and after the Turnover Date, the owner or owners of each Lot shall be entitled to one (1) vote. An owner of more than one Lot (which shall include the Developer with respect to any unsold Lots or Lots which the Developer chooses not to sell) shall have one vote for each Lot owned. An owner who does not choose to build on his Lot shall still have one vote for such Lot. Any Lot Owner may cast this one (1) vote. Where a vote is cast by one (1) of two (2) or more owners of any Lot, the Association shall not be obligated to look to the authority of the owner casting the one (1) vote.

Section 4. Board of Directors. The Board initially shall be those three (3) persons named as the initial Directors pursuant to the provisions of the Articles, or such other person or persons as may from time to time be substituted by Developer. The Developer shall continue to control the elections of Directors to the Board until the Turnover Date. From and after the Turnover Date, there shall be three (3) Directors elected by the Lot Owners, one (1) of which shall include the Developer as the owner of any unsold Lots. The terms of the three (3) Directors shall be staggered so that the terms of one-third of the Directors will expire and successors be elected at each annual meeting of the Association. Thereafter, at such annual meetings, successors to the Directors whose terms then expire shall be elected to serve three-year terms.

Section 5. Authority. The Association shall have the following powers and rights:

(a) To manage, operate, maintain, improve, repair and replace the Common Areas, including, but not limited to, paving, scaling, resurfacing, and patching the Driveways, snow and ice removal, repairing or replacing any utility lines, general maintenance and lawn care, if any.

(b) To promote and seek to maintain the attractiveness, value and character of the Lots through enforcement of the terms, conditions, provisions and restrictions set forth in this Declaration, or in any regulations promulgated by the Association pursuant hereto.

(c) To collect and dispose of funds as provided in Article VI hereof.

(d) If the Association is organized and operating as an Ohio non-profit corporation, to perform all acts and functions as are generally authorized by law to be performed by such corporation.

(e) To acquire the Common Areas from the Developer.

(f) To adopt rules and regulations of general application governing the use, maintenance, insurance and upkeep of the Common Areas and the Lots.

(g) To carry out all other purposes for which it was organized and to exercise all rights which it may be granted under this Declaration.

ARTICLE III

MAINTENANCE AND REPAIR

Section 1. Association Responsibility. The Association shall maintain, repair and replace the Common Areas, and other property owned by the Association, including and not limited to the following items located on Common Areas: all private streets, all improvements and landscaping in the Common Areas, if any; all entry-way landscaping, the decorative improvements and subdivision signage located at the entry-way, if any; and all utility lines not owned by public authorities.

Section 2. Lot Owners’ Responsibility. Each Lot Owner will keep the Unit on said lot in a good state of repair and maintenance and will maintain the Unit and the exterior thereof in a neat and clean condition.

Section 3. Refuse Services by the Association. The Association may elect to contract for regular refuse pickup for all Lot Owners if such service is not provided by the local municipal government on a non-fee basis. If the Association elects to furnish this service, all Lot Owners shall comply with the reasonable instructions of the Association with respect to the day and time of pickup, the types of containers to be used, and the location where each Lot Owner shall place refuse for pickup. In addition, if the Association elects to furnish this service, the Association shall have the right to enter into an exclusive contract with the provider of the refuse pickup service and to exclude all other providers from servicing the subject Lots.

ARTICLE IV

INSURANCE

Section 1. Liability Insurance. The Association shall obtain and maintain a comprehensive policy of general liability insurance covering all of the Common Areas, insuring the Association and the Directors, with such limits as the Board may determine, but no less than the greater of (a) the amounts generally required by private institutional mortgage investors for projects similar in construction, location and use, and (b) $1,000,000, for bodily injury, including deaths of persons, and property damage, bodily injuries and deaths of persons in connection with the operation, maintenance or use of the Common Areas, and legal liability arising out of lawsuits related to employment contracts of the Association. Each such policy must provide that it may not be canceled or substantially modified by any party, without at least (10) days’ prior written notice to the Association and to each eligible holder of a mortgage on a Lot.

Section 2. Other Association Insurance. In addition, the Association may purchase and maintain contractual liability insurance, directors’ and officers’ liability insurance, and such other insurance as the Board may determine.

ARTICLE V

GRANTS AND RESERVATIONS OF RIGHTS AND EASEMENTS

Section 1. Easements of Enjoyment; Limitations. Every Lot Owner shall have a right and easement of enjoyment in, over and upon the Common Areas, which rights and easements shall be appurtenant to and shall pass with the title to a Lot, subject to the right of the Association to make reasonable rules and regulations concerning the use and management of the Common Areas. In addition to the easements granted by this Declaration each Lot Owner shall have the rights and obligations as to the Driveways as established by the Access Easement executed and recorded as part of the development plan implemented by this Declaration.

Section 2. Right of Entry for Repair, Maintenance and Restoration. The Association shall have a right of entry and access to, over, upon and through all of the Lots to enable the Association to perform its obligations, rights and duties pursuant hereto with regard to maintenance, repair, and replacement of any Common Areas or property owned by the Association or maintained by the Association.

Section 3. Easements for Utilities. There is hereby created upon, over and under all of the Lots, which does not now, or hereafter, contain a building or structure, for the erection, construction, use, maintenance, repair, relocation and replacement of underground utility lines, poles, drains, pipes, and any other appliances, fixtures or equipment for the provision of utility service, (including, without limitation, cable television), to the Lots or others. It shall be expressly permissible for the Association to grant easements, to the providing company, to construct and maintain the necessary lines, poles, equipment, wires, circuits and conduits on, above, across and under the Lots, so long as such lines, poles, equipment, wires, circuits and conduits do not unreasonably interfere with the use and enjoyment of the Lots. Should any utility company furnishing a service request a specific easement by separate recordable document, the Association shall have the right to grant such easement without conflicting with the terms hereof.

In addition, a non-exclusive perpetual easement is hereby reserved to Developer, its successors, and assigns, for their benefit and the benefit of Lot Owners for pedestrian and vehicular access over private roadways within the Subdivision, for ingress and egress to and from the Lots and a public street. Additionally, Developer, for itself and its successors and assigns, reserves the right to extend and tie into utility and sewer lines in the Lots and Common Areas, as permitted by public authority and the utility company involved, to extend such lines into other Lots in the Subdivision. Additionally, Developer reserves the right and easement for itself, its successors and assigns, to enter upon the Common Areas in order to install, maintain, repair, replace and use pipes, wires, antennas, cables, towers, conduits and other lines and facilities for the purpose of providing water, sanitary sewer, storm sewer, electrical, gas, telephone, television and other utility or quasi-utility services to part or all of any Lots; to enter upon the Common Areas to the extent necessary in order to construct residential units and/or other improvements on any Lots; and to use all streets and drives within the Common Areas for purposes of ingress and egress to such Lots.

Section 4. Easement for Encroachments. Each Lot shall be subject to an easement for encroachments created by construction, settling and overhangs, as designed or constructed by the Developer or other parties. A valid easement for said encroachments and for the maintenance of such encroaching improvements so long as such encroachment exists, shall and does exist. In the event a structure on a Lot is partially or totally destroyed, and then rebuilt, the Lot Owners of the properties so affected agree that minor encroachments of parts of the adjacent structures shall be permitted and that a valid easement for said encroachment and the maintenance thereof shall exist.

Section 5. Power of Attorney. Each Lot Owner, by acceptance of a deed to a Lot, hereby irrevocably appoints the President of the Association, as his, her or its attorney-in-fact, to execute, deliver, acknowledge and record, for and in the name of such Lot Owner, such deeds of easement and other instruments as may be necessary or desirable, in the sole discretion of the Association, to further establish or effectuate the foregoing easements. This power is for the benefit of each and every Lot Owner, the Association, and the real estate to which it is applicable, runs with the land, is coupled with an interest, and is irrevocable.

Section 6. Private Roadway. All the roadways within the Subdivision are private streets or ways. Developer shall execute and deliver the Access Easement to the Association and shall assign any additional easement rights created by this Declaration to the Association shortly after the sale and conveyance by it of the last Lot in the Subdivision. The Driveways shall be and hereby are designated as a vehicular and pedestrian roadway for the perpetual non-exclusive use and enjoyment of all Lot Owners within the Subdivision to and from the public street named Holland-Sylvania Road. The Driveways shall be maintained, repaired and replaced by the Association as a Common Area, as provided herein.

Section 7. General. The easements and grants provided herein shall in no way affect any other recorded grant or easement now and hereafter.

ARTICLE VI

ASSESSMENTS AND ASSESSMENT LIENS

Section 1. Types of Assessments. The Developer, for each Lot, hereby covenants and each Lot Owner, by acceptance of a deed to a Lot (whether or not it shall be so expressed in such deed), is deemed to covenant and agree, to pay to the Association: (1) annual operating assessments, (2) special assessments for capital improvements, and (3) special individual Lot assessments. All of such assessments to be established and collected as hereinafter provided.

Section 2. Elements; Apportionment; Due Dates.

(a) Annual Operating Assessments Prior to Turnover Date. The Annual Operating Assessment is established for the benefit and use of the Association and shall be used in covering all of the costs of the operation, maintenance, and repair of the Driveways, landscaping and other portions of the property that the Association is obligated to repair and maintain under this Declaration, and the performance of all other duties and obligations to be performed by the Association under this Declaration.

(b) Annual Operating Assessments After the Turnover Date.

(i) Prior to the beginning of each fiscal year of the Association, the Association shall estimate, and divide equally among the Lots, the expenses of the Association consisting of the following:

(1) the estimated next fiscal year’s cost of the maintenance, repair, replacement, and other services to be provided by the Association;

(2) the estimated next fiscal year’s costs for insurance to be provided and paid for by the Association;

(3) the estimated next fiscal year’s costs for utility services charged to or otherwise properly payable by the Association, including, without limitation, utility costs in connection with the operation of any private street lighting system;

(4) the estimated amount required to be collected to maintain a general operating reserve to assure availability of funds for normal operations of the Association, in an amount deemed adequate by the Association;

(5) an amount deemed adequate by the Association to maintain a reserve for the cost of unexpected repairs and replacements of capital improvements and for the repair and replacement of major improvements for which cash reserves over a period of time in excess of one year ought to be maintained; and

(6) the estimated next fiscal year’s costs for the operation, management and administration of the Association, including, but not limited to, fees for legal and accounting services, costs of mailing, postage, supplies and materials for operating the Association, and the salaries, wages, payroll charges and other costs to perform these services, and any other costs constituting common expenses not otherwise herein specifically excluded.

(ii) The Association shall thereupon allocate such expense equally among all Lots, and thereby establish the annual operating assessment for each separate Lot.

(iii) The annual operating assessment shall be payable in advance, in equal monthly installments. Nothing shall prohibit any Lot Owner from prepaying assessments in annual, semi-annual, or quarterly increments. The due dates of any such installments shall be established by the Association.

(iv) If the amounts so collected are, at any time, insufficient to meet all obligations for which those funds are to be used, the deficiency shall be assessed by the Association among the Lots on an equal basis.

(v) If assessments collected during any fiscal year are in excess of the funds necessary to meet the anticipated expenses for which the same have been collected, the excess shall be retained as reserves, and shall in no event be deemed profits nor available, except on dissolution of the Association, for distribution to Lot Owners.

(d) Special Assessments for Capital Improvements.

(i) In addition to the annual operating assessments, the Association may levy, in any fiscal year, special assessments to construct, reconstruct or replace capital improvements on or constituting a part of the Common Areas and/or personal property to the extent that reserves therefor are insufficient, provided that new capital improvements not replacing existing improvements shall not be constructed nor funds assessed therefor, if the cost thereof in any fiscal year would exceed an amount equal to five percent (5%) of that fiscal year’s budget, without the prior consent of Lot Owners exercising no less than seventy-five percent (75%) of the voting power of Lot Owners.

(ii) Any such assessment shall be divided equally among all Lots, and shall become due and payable on such date or dates as the Association determines following written notice to the Lot Owners.

(e) Special Individual Lot Assessments. The Association may levy an assessment against an individual Lot to reimburse the Association for those costs incurred properly chargeable by the terms hereof to a particular Lot (such as, but not limited to, the cost of enforcement of the Access Easement, or any other covenants and restrictions against a particular Lot, or arbitration costs properly chargeable against such Lot Owner.) Any such assessment shall become due and payable on such date as the Association determines and gives written notice to the Lot Owners subject thereto.

Section 3. Effective Date of Assessments. Any assessment created pursuant hereto shall be effective on the date determined by the Association. Written notice of the amount of any assessment shall be sent by the Association to the Lot Owner subject thereto at least ten (10) days prior to the due date thereof, or the due date of the first installment thereof, if to be paid in installments. Written notice shall be mailed or delivered to a Lot Owner’s Lot unless the Lot Owner has delivered written notice to the Association of a different address for such notices, in which event the Association shall mail such notice to the last designated address. Failure to receive such notice, for whatever reason, shall not be a defense to the Lot Owner’s obligations to pay such assessment.

Section 4. Effect of Nonpayment of Assessment; Remedies of the Association.

(a) If any assessment or any installment of any assessment is not paid within ten (10) days after the same has become due, the Association, at its option, without demand or notice, may (i) declare the entire unpaid balance of the assessment immediately due and payable; (ii) charge interest on the entire unpaid balance (or on an overdue installment, alone, if the Association has not exercised its option to declare the entire unpaid balance due and payable), at the highest rate of interest then permitted by law, or at such lower rate as the Association may from time to time determine; and (iii) charge a reasonable, uniform late fee, as determined from time to time by the Association.

(b) Annual operating and both types of special assessments, together with interest, late charges and costs, shall be a charge and a continuing lien in favor of the Association upon the Lot against which each such assessment is made.

(c) At any time after an installment of an assessment levied pursuant hereto remains unpaid for ten (10) or more days after the same has become due and payable, an affidavit of lien regarding the non-payment of Assessments, may be filed with the Recorder of Lucas County, Ohio, pursuant to authorization given by the Association, against such Lot. The affidavit of lien shall contain a description of the Lot for which Assessments are unpaid, the name or names of the record owner or owners thereof, and the amount of the unpaid portion of the assessments, and shall be signed by an officer of the Association. The lien shall remain valid for a period of five (5) years from the date of filing, unless sooner paid or satisfied. The Association liens may be foreclosed in the same manner as a mortgage.

(d) Each such assessment together with interest and costs shall also be the joint and several personal obligation of the Lot Owners who owned the Lot, provided, however, that the right of the Association to any lien upon the Lot for non-payment of assessments, shall not be impaired or abridged by reason of the transfer ownership of a Lot.

Section 5. Subordination of the Lien to First Mortgages. The lien of the assessments and charges provided for in this Declaration shall be subject and subordinate to the lien of any duly executed first mortgage on a Lot recorded prior to the date on which such lien of the Association arises, and any holder of such first mortgage which comes into possession of a Lot pursuant to the remedies provided in the mortgage, foreclosure of the mortgage, or deed or assignment in lieu of foreclosure, and any purchaser at a foreclosure sale, shall take the property free of any claims for unpaid installments of assessments or charges against the mortgaged Lot which become due and payable prior to the time such older or purchaser took title to that Lot, provided that the Association has been made a party to such mortgage foreclosure action.

Section 6. Certificate Regarding Assessments. The Association shall, upon demand, for a reasonable charge, furnish a certificate signed by an officer or designated representative of the Association, setting forth whether the assessments on a specified Lot have been paid. This certificate shall be conclusive evidence of payment of any assessment therein stated to have been paid.

ARTICLE VII

AMENDMENTS

Section 1. Power to Amend. Except as herein provided, amendment of the Declaration (or the Articles of the Association) shall require the consent of Lot Owners exercising not less than seventy-five percent (75%) of the voting power of Lot Owners. Notwithstanding the foregoing:

(a) the consent of one hundred percent (100%) of the Lot Owners shall be required for any amendment to this Declaration effecting a change in:

(i) the method of allocating liability for common expenses;

(ii)	the number of votes in the Association appertaining to any Lot; or

(iii)	the fundamental purposes to which the Common Areas or Lots are restricted;

(b) the consent of eligible holders of first mortgages on Lots to which at least seventy-five percent (75%) of the votes of Lots subject to mortgages held by eligible holders of first mortgage liens appertain shall be required to terminate the Association;

(c) amendments which solely or disproportionately affect the Activities Building shall require the consent of the Lot Owner of the Activities Building;

(d) in any event, Developer reserves the right and power, and each Lot Owner by acceptance of a deed to a Lot is deemed to and does give and grant to Developer a power of attorney, which right and power is coupled with an interest with the title to the land and is irrevocable (except by Developer), for a period of five (5) years from the date of the filing of this Declaration, to amend the Association Organizational Documents, to the extent necessary to conform to the requirements then governing the purchase or insurance of mortgages by The Mortgage Corporation, Federal National Mortgage Association, Government National Mortgage Association, Mortgage Guaranty Insurance Corporation, the Federal Housing Administration, the Veterans Administration, or any other such agency or organization, or to correct typographical errors or obvious factual errors the correction of which would not impair the interest of any Lot Owner or mortgagee.

Section 2. Method of Amend. An amendment to this Declaration, adopted with the consents hereinbefore provided, shall be executed with the same formalities as this Declaration by two officers of the Association and shall contain their certification that the amendment was duly adopted in accordance with the foregoing provisions. Any amendment adopted by the Developer or a duly empowered successor Developer pursuant to authority granted it pursuant to this Declaration shall be duly executed by them with the same formalities as the execution of this Declaration and shall contain the certification of such signors that such amendment is made pursuant to authority vested in the Developer or any duly empowered successor Developer by this Declaration. Any amendment duly adopted and executed in accordance with the foregoing provisions shall be effective upon the filing of the same with the County Recorder’s Office.

ARTICLE VIII

ACTIVITIES BUILDING

Section 1. Activities Building. A multi-purpose activity center/conference building (the “Activities Building”) is now located on Lot 6 described on Exhibit B. The use and operation of the activity center Lot is limited to the special use permit issued by the City of Toledo for this Lot. The current uses of the Activities Building includes, without limitation, daytime and evening use for business, civic and social meetings, use by civic, church, athletic and social organizations, meals and picnicking, both inside the Activities Building and on the lawn, and on Lot 5 described on Exhibit B. Membership in the Association grants no rights to use of the Activities Building or Lot 5. Notwithstanding any restrictions or limitations in this Declaration with regard to the use or development of this Lot 6 to the contrary, Lot 6 may be used by the owner of Lot 6 for the uses allowed by the special use permit. In addition, temporary, daily parking of multiple vehicles on the lawn of this Activities Building Lot, and, prior to its residential development, on Lot 5, is permitted by these Declarations.

The Activities Building may be remodeled, upgraded, and reasonably expanded in size in accordance with this Declaration.

ARTICLE IX

GENERAL PROVISIONS

Section 1. Covenants Running With the Land. The covenants, conditions, restrictions, easements, reservations, liens and charges created hereunder or hereby shall run with and bind the Property, and each part thereof, and shall be binding upon and inure to the benefit of all parties having any right, title or interest in or to all or any part of the Property, the Subdivision, and any Lot and on the Association, the Developer, and their respective heirs, executors, administrators, successors and assigns.

Section 2. Enforcement. In addition to any other remedies provided in this Declaration, the Developer, the Association, and each Lot Owner, shall have the right to enforce, by any proceeding at law or in equity, all restrictions, conditions, covenants, easements, reservations, liens and charges set forth herein or in the Association Organizational Documents as now or hereafter imposed by or through the Association’s rules and regulations. Failure by Developer, the Association or by any Lot Owner to proceed with such enforcement shall in no event be deemed a waiver of the right to enforce at a later date the original violation or a subsequent violation, nor shall the doctrine of laches nor any statute of limitations bar the enforcement of any such restriction, condition, covenant, reservation, easement, lien or charge. Further, the Association and each Lot Owner shall have rights of action against each other for failure to comply with the provisions of the Association Organizational Documents, rules and regulations, and applicable law, and with respect to decisions made pursuant to authority granted thereunder, and the Association shall have the right to assess reasonable charges against a Lot Owner who fails to comply with the same, including the right to assess charges for the costs of enforcement and arbitration. Notwithstanding the foregoing, in the event of any dispute between the Association and any Lot Owner or Occupant, other than with regard to assessments, that cannot be settled by an agreement between them, the matter shall first be submitted to arbitration in accordance with and pursuant to the arbitration law of Ohio then in effect (presently Chapter 2711 of the Revised Code of Ohio), by a single independent arbitrator selected by the Association.

Section 3. Severability. Invalidation of any one or more of these covenants, conditions, restrictions or easements by judgment or court order shall in no way affect any other provisions, which provisions shall remain in full force and effect.

Section 4. Gender and Grammar. The singular wherever used herein shall be construed to mean the plural when applicable, and the necessary grammatical changes required to make the provisions hereof apply either to corporations, partnerships, limited liability companies, men or women, shall in all cases be assumed as though in such case fully expressed.

Section 5. Captions. The captions of the various provisions of this Declaration are not part of the context hereof, but are merely labels to assist in locating the various provisions hereof.

Section 6. Term. This Declaration shall be binding upon the Developer, the Association, and all persons claiming under or through Developer or the Association until the first day of January, 2030, at which time this Declaration shall be automatically extended for a successive periods of ten (10) years, until terminated as provided herein.

Section 7. Developer’s Rights Assignable; Interpretation of Restrictions. The rights, privileges and powers granted by this Declaration to, and/or reserved by, Developer shall be assignable at any time and shall inure to the benefit of the successors and assigns of Developer, and such assignment by Developer shall be in writing and shall be recorded in the office of the County Recorder’s Office. Developer shall have the right to enforce, construe and interpret this Declaration and its construction and interpretation, made in good faith, shall be final and binding as to all persons and property benefited by this Declaration. Developer reserves the right to relinquish its power to construe, interpret and enforce this Declaration by written instrument delivered to the Association whereupon all rights with respect thereto shall thereafter be exercised by the Association and all obligations of Developer hereunder shall terminate.

Section 8. Limitation of Warranties. By acceptance and recording of a deed to a Lot in the Subdivision, each Lot Owner shall be deemed to have acknowledged and agreed that there are no representations or warranties, by the Developer to the Association or by the Developer to any Lot Owner or Occupant, or by the Association to any Lot Owner or Occupant with respect to: (a) the merchantability, fitness, or suitability of the Lots for the construction of residences or any other purpose, (b) any improvements to or for the benefit of the Subdivision whether constructed by or at the direction of Developer or under Developer’s supervision, or (c) any other aspect or feature of the Subdivision other than as expressly stated in writing (i) by the Developer to the Lot Owner or (ii) in this Declaration, or (iii) in the Association Organizational Documents.

The undersigned Developer has caused this instrument to be executed in its behalf on this day of      , 2006.

THE ANDERSONS FARM
DEVELOPMENT CO., LLC,
an Ohio limited liability company

BY:	THE ANDERSONS, INC.,
an Ohio corporation, Its sole member

By:
Title:

STATE OF OHIO	)
) ss:
COUNTY OF LUCAS	)

The foregoing instrument was acknowledged before me this      day of      , 2006, by      , as      of The Andersons, Inc., the sole member of The Andersons Farm Development Co., LLC, an Ohio limited liability company, on behalf of the company.

Notary Public

My Commission Expires:

This instrument was prepared by:
Steven D. Reinbolt, Esq.
Eastman & Smith Ltd.
One SeaGate, 24th Floor
P.O. Box 10032
Toledo, Ohio 43699-0032

EXHIBIT A

All That Part Of The Northwest 1/4 Of Section 23, Town 2, United States Reserve, City Of Toledo, Lucas County, Ohio, Bounded And Described As Follows:
Commencing At A Metal Disk Found In Concrete At The Northwest Corner Of Said Section 23;
Thence South 00º14’11” West A Distance Of 465.00 Feet Along The West Line Of Said Section 23 To A Point;
Thence South 89º51’45” East A Distance Of 119.05 Feet Parallel To And 465.00 Feet South Of As Measured Perpendicular To The North Line Of Said Section 23 To A Point On The Centerline Of Holland Sylvania Road And The Point Of Beginning;
Thence South 89º51’45” East A Distance Of 498.00 Feet Continuing Along The Last Described Line Also Being The South Line Of Land Owned By Irmen Tax #26-27077 Passing Through A Capped 5/8” Rod Set At 30.13 Feet On The East Right Of Way Line Of Holland Sylvania Road To A Point On The Meander Line Of A Lake;
Thence Along Said Meander Line The Next 13 Courses;
North 08º04’27” East A Distance Of 98.93 Feet To A Point;
North 52º07’32” East A Distance Of 107.91 Feet To A Point;
North 76º30’15” East A Distance Of 128.55 Feet To A Point;
North 85º08’08” East A Distance Of 235.85 Feet To A Point;
South 82º24’19” East A Distance Of 378.32 Feet To A Point;
South 55º10’32” East A Distance Of 140.09 Feet To A Point;
South 04º11’06” East A Distance Of 205.55 Feet To A Point;
South 11º26’58” West A Distance Of 403.02 Feet To A Point;
South 08º58’22” East A Distance Of 192.35 Feet To A Point;
North 69º40’37” West A Distance Of 143.96 Feet To A Point;
North 35º32’16” East A Distance Of 43.01 Feet To A Point;
North 53º36’56” West A Distance Of 118.00 Feet To A Point;
North 28º55’36” West A Distance Of 116.63 Feet To A Point;
Thence Along The Westerly And Southerly Line Of Land Owned By Metro Park District Of Toledo Tax Parcel #26-26772 The Next 20 Courses;
South 59º22’55” West A Distance Of 302.53 Feet To A Capped 5/8” Rod Set;
South 06º13’25” West A Distance Of 427.34 Feet To A Capped 5/8” Rod Set;
South 12º36’45” West A Distance Of 294.61 Feet To The Centerline Of Swan Creek;
Continuing Along The Centerline Of Said Swan Creek The Next 17 Courses;
North 86º32’39” West A Distance Of 47.86 Feet To A Point;
North 64º17’05” West A Distance Of 140.46 Feet To A Point;
North 84º44’16” West A Distance Of 103.76 Feet To A Point;
North 79º47’59” West A Distance Of 99.64 Feet To A Point;
North 72º13’36” West A Distance Of 61.50 Feet To A Point;
South 80º25’24” West A Distance Of 86.42 Feet To A Point;
South 56º33’06” West A Distance Of 43.11 Feet To A Point;
South 10º44’37” West A Distance Of 78.35 Feet To A Point;
South 20º03’16” East A Distance Of 51.10 Feet To A Point;
South 52º09’09” West A Distance Of 77.69 Feet To A Point;
North 64º07’46” West A Distance Of 96.80 Feet To A Point;
North 73º10’39” West A Distance Of 71.77 Feet To A Point;
South 51º03’55” West A Distance Of 63.15 Feet To A Point;
South 00º18’04” West A Distance Of 65.59 Feet To A Point;
South 05º58’18” West A Distance Of 151.96 Feet To A Point;
South 37º22’38” West A Distance Of 99.49 Feet To A Point;
North 85º20’04” West A Distance Of 10.36 Feet To The West Line Of Said Section 23;
Thence North 00º14’11” East A Distance Of 1254.31 Feet Along Said West Line Of Section 23 Passing Through A Capped 5/8” Rod Set At 1203.27 Feet On The Southeasterly Right Of Way Line Of Holland Sylvania Road To The Centerline Of Holland Sylvania Road;
Thence North 36°14’03” East 0.61 Feet To A 1” Bar Found In Monument Box At The Point Of Curve;
Thence Along A Curve To The Left Having A Radius Of 636.62 Feet Through A Central
Angle Of 41º27’03” For An Arc Length Of 460.56 Feet, Said Curve Having A Chord Bearing
North 15º30’33” East For A Distance Of 450.59 Feet To The Point Of Beginning, Containing
39.916 Acres More Or Less Of Which 0.338 Acres More Or Less Lies Within The Right Of Way Of Holland Sylvania Road.

Less and excepting therefrom all of the following described real property:

All That Part Of The Northwest 1/4 Of Section 23, Town 2, United States Reserve, City Of Toledo, Lucas County, Ohio, Bounded And Described As Follows:
Commencing At A Metal Disk Found In Concrete At The Northwest Corner Of Said Section 23;
Thence South 00º 14’11” West A Distance Of 465.00 Feet Along The West Line Of Said Section 23 To A Point;
Thence South 89º51’45” East A Distance Of 119.05 Feet Parallel To And 465.00 Feet South Of As Measured Perpendicular To The North Line Of Said Section 23 To A Point On The Centerline Of Holland Sylvania Road And The Point Of Beginning;
Thence South 89º 51’ 45” East A Distance Of 498.00 Feet Continuing Along The Last Described Line Also Being The South Line Of Land Owned By Irmen Tax #26-27077 Passing Through A Capped 5/8” Rod Set At 30.13 Feet On The Easterly Right Of Way Line Of Holland Sylvania Road To A Point On The Meander Line Of A Lake;
Thence Along Said Meander Line The Next 18 Courses;
North 08º 04’ 27” East A Distance Of 98.93 Feet To A Point;
North 52º 07’ 32” East A Distance Of 107.91 Feet To A Point;
North 76º 30’ 15” East A Distance Of 128.55 Feet To A Point;
North 85º 08’ 08” East A Distance Of 235.85 Feet To A Point;
South 82º 24’ 19” East A Distance Of 378.32 Feet To A Point;
South 55º 10’ 32” East A Distance Of 140.09 Feet To A Point;
South 04º 11’ 06” East A Distance Of 205.55 Feet To A Point;
South 11º 26’ 58” West A Distance Of 403.02 Feet To A Point;
South 08º 58’ 22” East A Distance Of 192.35 Feet To A Point;
North 69º 40’ 37” West A Distance Of 143.96 Feet To A Point;
North 35º 32’ 16” East A Distance Of 43.01 Feet To A Point;
North 53º 36’ 56” West A Distance Of 118.00 Feet To A Point;
North 28º 55’ 36” West A Distance Of 116.63 Feet To A Point;
North 37º 13’ 48” West A Distance Of 154.34 Feet To A Point;
North 70º 42’ 36” West A Distance Of 105.95 Feet To A Point;
South 89º 15’ 01” West A Distance Of 215.51 Feet To A Point;
North 74º 38’ 38” West A Distance Of 123.94 Feet To A Point;
North 54º 04’ 38” West A Distance Of 135.76 Feet To A Point;
Thence South 62º 57’ 25” West A Distance Of 78.60 Feet To A Capped 5/8” Rod Set;
Thence South 17º 57’ 25” West A Distance Of 152.49 Feet To A Capped 5/8” Rod Set;
Thence South 71º 14’ 29” West A Distance Of 130.06 Feet To A Capped 5/8” Rod Set;
Thence North 89º 34’ 54” West A Distance Of 234.54 Feet To A Point (Found 3/4” Pipe 0.45’North And 0.54’ East);
Thence North 54º 22’ 36” West A Distance Of 120.15 Feet Passing Through A Capped 5/8” Rod Set At 30.44 Feet On The Easterly Right Of Way Line Of Holland Sylvania To A Point On The Centerline Of Holland Sylvania Road;
Thence Northeast A Distance Of 342.80 Feet Along A Curve To The Left Having A Radius Of 636.62 Feet And A Central Angle Of 30º 51’ 07” And A Chord Of North 10º12’35” East 338.67 Feet To The Point Of Beginning, Containing 16.340 Acres More Or Less Of Which 0.243 Acres More Or Less Lies Within The Right Of Way Of Holland Sylvania Road. Subject To All Highways, Easements And Restrictions. The Land Herein Described Is Part Of Land Owned By Anderson Elevator Company, Lucas County Tax Parcel #26-26771 And Is The Same Land Described In Option To Purchase Agreement Recorded 95-592B02. This Description Was Prepared On January 24, 2006 From A Survey Of The Premises.

EXHIBIT B

Lot 2

All That Part Of The Northwest 1/4 Of Section 23, Town 2, United States Reserve, City Of Toledo, Lucas County, Ohio, Bounded And Described As Follows:
Commencing At A Metal Disk Found In Concrete At The Northwest Corner Of Said Section 23;
Thence South 00º14’11” West A Distance Of 465.00 Feet Along The West Line Of Said Section 23 To A Point;
Thence South 89º51’45” East A Distance Of 119.05 Feet Parallel To And 465.00 Feet South Of As Measured Perpendicular To The North Line Of Said Section 23 To A Point On The Centerline Of Holland Sylvania Road ;
Thence Southwest A Distance Of 342.80 Feet Along A Curve To The Right Southwest Having A Radius Of 636.62 Feet And A Central Angle Of 30º51’07” And A Chord Of North 10º12’35” West 338.67 Feet To The Point Of Beginning;
Thence South 54º22’36” East A Distance Of 120.15 Passing Through A Capped 5/8” Rod Set On The Southeasterly Right Of Way Line Of Holland Sylvania Road To A Point (Found 3/4” Pipe 0.45 Feet North And 0.54 Feet East);
Thence South 89º34’54” East A Distance Of 234.54 Feet To A Capped 5/8” Rod Set;
Thence North 71º14’29” East A Distance Of 130.06 Feet To A Capped 5/8” Rod Set;
Thence North 17º57’25” East A Distance Of 152.49 Feet To A Capped 5/8” Rod Set;
Thence North 62º57’25” East A Distance Of 78.60 Feet To A Point On The Meander Line Of A Lake;
Thence South 54º04’38” East A Distance Of 135.76 Feet Along Said Meander Line To A Point;
Thence South 74º38’38” East A Distance Of 81.28 Feet Continuing Along Said Meander Line To A Point;
Thence South 16º09’33” West A Distance Of 311.54 Feet To A Capped 5/8” Rod Set;
Thence North 62º35’52” West A Distance Of 364.26 Feet To A Mag Nail Set;
Thence North 89º34’54” West A Distance Of 256.18 Feet To A Mag Nail Set;
Thence North 54º22’36” West A Distance Of 121.64 Feet To A Point On The Centerline Of Holland Sylvania Road;
Thence Northeast A Distance Of 10.14 Feet Along A Curve To The Left Having A Radius Of 636.62 Feet And A Central Angle Of 00º54’45” And A Chord Of North 26º05’31” East 10.14 Feet To The Point Of Beginning, Containing 2.051 Acres More Or Less Of Which 304.017 Square Feet More Or Less Lies Within The Right Of Way Of Holland Sylvania Road. Subject To All Highways, Easements And Restrictions. The Land Herein Described Is Part Of Land Owned By Anderson Elevator Company, Lucas County Tax Parcel #26-26771. Bearing Control Is Based On Previous Survey By G.M. Barton. This Description Was Prepared On March 3, 2006 From A Survey Of The Premises.

Lot 3

All That Part Of The Northwest 1/4 Of Section 23, Town 2, United States Reserve, City Of Toledo, Lucas County, Ohio, Bounded And Described As Follows:
Commencing At A Metal Disk Found In Concrete At The Northwest Corner Of Said Section 23;
Thence South 00º14’11” West A Distance Of 465.00 Feet Along The West Line Of Said Section 23 To A Point;
Thence South 89º51’45” East A Distance Of 119.05 Feet Parallel To And 465.00 Feet South Of As Measured Perpendicular To The North Line Of Said Section 23 To A Point On The Centerline Of Holland Sylvania Road ;
Thence Southwest A Distance Of 352.94 Feet Along A Curve To The Right Having A Radius Of 636.62 Feet And A Central Angle Of 31º45’52” And A Chord Of South 10º39’58” West 348.44 Feet To The Point Of Beginning;
Thence South 54º22’36” East A Distance Of 121.64 Feet To A Mag Nail Set;
Thence South 89º34’54” East A Distance Of 256.18 Feet To A Mag Nail Set;
Thence South 62º35’52” East A Distance Of 364.26 Feet To A Capped 5/8” Rod Set;
Thence North 16º09’33” East A Distance Of 311.54 Feet To A Point On The Meander Line Of A Lake;
Thence Along Said Meander Line The Next 4 Courses:
South 74º38’38” East A Distance Of 42.66 Feet To A Point;
North 89º15’01” East A Distance Of 215.51 Feet To A Point;
South 70º42’36” East A Distance Of 105.95 Feet To A Point;
South 37º13’48” East A Distance Of 154.34 Feet To A Point;
Thence South 59º22’55” West A Distance Of 302.53 Feet To A Capped 5/8” Rod Set;
Thence South 84º05’50” West A Distance Of 215.54 Feet To A Capped 5/8” Rod Set;
Thence North 62º35’52” West A Distance Of 436.84 Feet To A Mag Nail Set;
Thence North 89º34’54” West A Distance Of 256.95 Feet To A Mag Nail Set;
Thence North 54º22’36” West A Distance Of 123.30 Feet To A Point On The Centerline Of Holland Sylvania Road;
Thence Northeast A Distance Of 10.11 Feet Along A Curve To The Left Having A Radius Of 636.62 Feet And A Central Angle Of 00º54’37” And A Chord Of North 27º00’12” East 10.11 Feet To The Point Of Beginning, Containing 3.085 Acres More Or Less Of Which 303.281 Square Feet More Or Less Lies Within The Right Of Way Of Holland Sylvania Road. Subject To All Highways, Easements And Restrictions. The Land Herein Described Is Part Of Land Owned By Anderson Elevator Company, Lucas County Tax Parcel #26-26771. Bearing Control Is Based On A Previous Survey By G.M. Barton. This Description Was Prepared On March 3, 2006 From A Survey Of The Premises.

Lot 4

All That Part Of The Northwest 1/4 Of Section 23, Town 2, United States Reserve, City Of Toledo, Lucas County, Ohio, Bounded And Described As Follows:
Commencing At A Metal Disk Found In Concrete At The Northwest Corner Of Said Section 23;
Thence South 00º14’11” West A Distance Of 465.00 Feet Along The West Line Of Said Section 23 To A Point;
Thence South 89º51’45” East A Distance Of 119.05 Feet Parallel To And 465.00 Feet South Of As Measured Perpendicular To The North Line Of Said Section 23 To A Point On The Centerline Of Holland Sylvania Road ;
Thence Southwest A Distance Of 363.05 Feet Along A Curve To The Right Having A Radius Of 636.62 Feet And A Central Angle Of 32º40’29” And A Chord Of South 11º07’16” West 358.15 Feet To The Point Of Beginning;
Thence South 54º22’36” East A Distance Of 123.30 Feet To A Mag Nail Set;
Thence South 89º34’54” East A Distance Of 256.95 Feet To A Mag Nail Set;
Thence South 62º35’52” East A Distance Of 436.84 Feet To A Capped 5/8” Rod Set;
Thence North 84º05’50” East A Distance Of 215.54 Feet To A Capped 5/8” Rod Set;
Thence South 06º13’25” West A Distance Of 412.19 Feet To A Capped 5/8” Rod Set;
Thence North 79º24’09” West A Distance Of 211.29 Feet To A Mag Nail Set;
Thence North 06º12’52” East A Distance Of 340.07 Feet To A Capped 5/8” Rod Set;
Thence North 62º35’52” West A Distance Of 438.32 Feet To A Capped 5/8” Rod Set;
Thence North 89º34’54” West A Distance Of 257.73 Feet To A Mag Nail Set;
Thence North 54º22’36” West A Distance Of 125.12 Feet To A Point On The Centerline Of Holland Sylvania Road;
Thence Northeast A Distance Of 10.09 Feet Along A Curve To The Left Having A Radius Of 636.62 Feet And A Central Angle Of 00º54’30” And A Chord Of North 27º54’45” East 10.09 Feet To The Point Of Beginning, Containing 2.033 Acres More Or Less Of Which 302.623 Square Feet More Or Less Lies Within The Right Of Way Of Holland Sylvania Road. Subject To All Highways, Easements And Restrictions. The Land Herein Described Is Part Of Land Owned By Anderson Elevator Company, Lucas County Tax Parcel #26-26771. Bearing Control Is Based On Previous Survey By G.M. Barton. This Description Was Prepared On March 3, 2006 From A Survey Of The Premises.

Lot 5

All That Part Of The Northwest 1/4 Of Section 23, Town 2, United States Reserve, City Of Toledo, Lucas County, Ohio, Bounded And Described As Follows:
Commencing At A Metal Disk Found In Concrete At The Northwest Corner Of Said Section 23;
Thence South 00º14’11” West A Distance Of 465.00 Feet Along The West Line Of Said Section 23 To A Point;
Thence South 89º51’45” East A Distance Of 119.05 Feet Parallel To And 465.00 Feet South Of As Measured Perpendicular To The North Line Of Said Section 23 To A Point On The Centerline Of Holland Sylvania Road ;
Thence Southwest A Distance Of 373.14 Feet Along A Curve To The Right Having A Radius Of 636.62 Feet And A Central Angle Of 33º34’59” And A Chord Of South 11º34’31” West 367.83 Feet To The Point Of Beginning;
Thence South 54º22’36” East A Distance Of 125.12 Feet To A Mag Nail Set;
Thence South 89º34’54” East A Distance Of 257.73 Feet To A Capped 5/8” Rod Set;
Thence South 62º35’52” East A Distance Of 438.32 Feet To A Capped 5/8” Rod Set;
Thence South 06º12’52” West A Distance Of 340.07 Feet To A Mag Nail Set;
Thence North 79º24’09” West A Distance Of 73.68 Feet To A Mag Nail Set;
Thence North 62º13’40” West A Distance Of 219.35 Feet To A Capped 5/8” Rod Set;
Thence North 17º04’45” East A Distance Of 114.75 Feet To A Capped 5/8” Rod Set;
Thence North A Distance Of 345.62 Feet Along A Curve To The Left Having A Radius Of 304.88 Feet, A Central Angle Of 64º57’05” And A Chord Of North 21°37’32” West 327.40 feet To A Capped 5/8” Rod Set;
Thence North 89º34’54” West A Distance Of 259.83 Feet To A Mag Nail Set;
Thence North 54º22’36” West A Distance Of 127.10 Feet To A Point On The Centerline Of Holland Sylvania Road;
Thence Northeast A Distance Of 10.07 Feet Along A Curve To The Left Having A Radius Of 636.62 Feet And A Central Angle Of 00º54’23” And A Chord Of North 28º49’12” East 10.07 Feet To The Point Of Beginning, Containing 2.424 Acres More Or Less Of Which 302.041 Square Feet More Or Less Lies Within The Right Of Way Of Holland Sylvania Road. Subject To All Highways, Easements And Restrictions. The Land Herein Described Is Part Of Land Owned By Anderson Elevator Company, Lucas County Tax Parcel #26-26771. Bearing Control Is Based On Previous Survey By G.M. Barton. This Description Was Prepared On March 3, 2006 From A Survey Of The Premises.

Lot 6

All That Part Of The Northwest 1/4 Of Section 23, Town 2, United States Reserve, City Of Toledo, Lucas County, Ohio, Bounded And Described As Follows:
Commencing At A Metal Disk Found In Concrete At The Northwest Corner Of Said Section 23;
Thence South 00º 14’11” West A Distance Of 465.00 Feet Along The West Line Of Said Section 23 To A Point;
Thence South 89º51’45” East A Distance Of 119.05 Feet Parallel To And 465.00 Feet South Of As Measured Perpendicular To The North Line Of Said Section 23 To A Point On The Centerline Of Holland Sylvania Road;
Thence Southwest A Distance Of 413.33 Feet Along A Curve To The Right Having A Radius Of 636.62 Feet And A Central Angle Of 37º11’ 59” And A Chord Of South 13º23’01” West 406.11 Feet To The Point Of Beginning;
Thence South 54º22’ 36” East A Distance Of 133.99 Feet Passing Through A Capped 5/8” Rod Set At 30.44 Feet On The Easterly Right Of Way Line Of Holland Sylvania Road To A Capped 5/8” Rod Set;
Thence South 89º34’ 54” East A Distance Of 259.48 Feet To Mag Nail Set;
Thence Southeast A Distance Of 300.64 Feet Along A Curve To The Right Having A Radius Of 274.88 Feet A Central Angle Of 62º39’57” And A Chord Of South 20º48’51” East 285.88 Feet To A Mag Nail Set;
Thence South 17º 04’ 45” West A Distance Of 91.40 Feet To A Mag Nail Set;
Thence South 49º 19’ 14” West A Distance Of 75.96 Feet To A Capped 5/8” Rod Set;
Thence South 74º 34’ 00” West A Distance Of 430.18 Feet To A Capped 5/8” Rod Set On The West Line Of Said Section 23;
Thence North 00º 14’ 11” East A Distance Of 558.94 Feet Along The West Line Of Said Section 23 Passing Through A 5/8” Rod Set At 507.90 Feet On The Easterly Right Of Way Line Of Holland Sylvania Road To A Point On The Centerline Of Holland Sylvania Road;
Thence North 36º14’03” East A Distance Of 0.61 Feet Along The Centerline Of Holland Sylvania Road To A 1” Bar Found In A Monument Box;
Thence Northeast A Distance Of 47.22 Feet Along A Curve To The Left Having A Radius Of 636.62 Feet And A Central Angle Of 04º15’03” And A Chord Of North 34º06’32” East 47.22 Feet To The Point Of Beginning, Containing 5.084 Acres More Or Less Of Which 2059.248 Square Feet More Or Less Lies Within The Right Of Way Of Holland Sylvania Road. Subject To All Highways, Easements And Restrictions. The Land Herein Described Is Part Of Land Owned By Anderson Elevator Company, Lucas County Tax Parcel #26-26771. Bearing Control Is Based On Previous Survey By G.M. Barton. This Description Was Prepared On March 3, 2006 From A Survey Of The Premises.

Lot 7

All That Part Of The Northwest 1/4 Of Section 23, Town 2, United States Reserve, City Of Toledo, Lucas County, Ohio, Bounded And Described As Follows:

Commencing At A Metal Disk Found In Concrete At The Northwest Corner Of Said Section 23;
Thence South 00º14’11” West A Distance Of 465.00 Feet Along The West Line Of Said Section 23 To A Point;
Thence South 89º51’45” East A Distance Of 119.05 Feet Parallel To And 465.00 Feet South Of As Measured Perpendicular To The North Line Of Said Section 23 To A Point On The Centerline Of Holland Sylvania Road ;
Thence Southwest A Distance Of 383.22 Feet Along A Curve To The Right Having A Radius Of 636.62 Feet And A Central Angle Of 34º29’22” And A Chord Of South 12º01’42” West 377.46 Feet To The Point Of Beginning;
Thence South 54º22’36” East A Distance Of 127.10 Feet To A Mag Nail Set;
Thence South 89º34’54” East A Distance Of 259.83 Feet To A Capped 5/8” Rod Set;
Thence Southeast A Distance Of 345.62 Feet Along A Curve To The Right Having A Radius Of 304.88 Feet, A Central Angle Of 64º57’05” And A Chord Of S21°37’32” East 327.40 Feet To A Capped 5/8” Rod Set;
Thence South 17º04’45” West A Distance Of 114.75 Feet To A Capped 5/8” Rod Set;
Thence South 62º13’40” East A Distance Of 219.35 Feet To A Mag Nail Set;
Thence South 79º24’09” East A Distance Of 284.97 Feet To A Capped 5/8” Rod Set;
Thence South 06º13’25” West A Distance Of 15.15 Feet To A Capped 5/8” Rod Set;
Thence South 12º36’45” West A Distance Of 294.61 Feet Along The West Line Of Land Owned By Metro Park District Of Toledo Tax Parcel #26-26772 To A Point On The Centerline Of Swan Creek;
Thence Along The Centerline Of Said Swan Creek And The North Line Of Land Owned By Metro Park District Of Toledo Tax Parcel #26-26772 The Next 4 Courses:
North 86º32’39” West A Distance Of 47.86 Feet To A Point;
North 64º17’05” West A Distance Of 140.46 Feet To A Point;
North 84º44’16” West A Distance Of 103.76 Feet To A Point;
North 79°47’59” West A Distance Of 54.06 Feet To A Point;
Thence North 16º08’42” East A Distance Of 291.07 Feet To A Capped 5/8” Rod Set;
Thence North 62º13’40” West A Distance Of 192.48 Feet To A Capped 5/8” Rod Set;
Thence North 17º04’45” East A Distance Of 122.49 Feet To A Capped 5/8” Rod Set;
Thence North A Distance Of 330.56 Feet Along A Curve To The Left Having A Radius Of 294.88 Feet, A Central Angle Of 64º13’47” And A Chord Of North 21°22’10” West 313.53 Feet To A Capped 5/8” Rod Set;
Thence North 89º34’54” West A Distance Of 259.77 Feet To A Capped 5/8” Rod Set;
Thence North 54º22’36” West A Distance Of 129.24 Feet To A Mag Nail Set;
Thence Northeast A Distance Of 10.05 Feet Along A Curve To The Left Having A Radius Of 636.62 Feet And A Central Angle Of 00º54’17” And A Chord Of North 29º43’32” East 10.05 Feet To The Point Of Beginning, Containing 2.484 Acres More Or Less Of Which 301.534 Square Feet More Or Less Lies Within The Right Of Way Of Holland Sylvania Road. Subject To All Highways, Easements And Restrictions. The Land Herein Described Is Part Of Land Owned By Anderson Elevator Company, Lucas County Tax Parcel #26-26771. Bearing Control Is Based On Previous Survey By G.M. Barton. This Description Was Prepared On March 3, 2006 From A Survey Of The Premises.

Lot 8

All That Part Of The Northwest 1/4 Of Section 23, Town 2, United States Reserve, City Of Toledo, Lucas County, Ohio, Bounded And Described As Follows:
Commencing At A Metal Disk Found In Concrete At The Northwest Corner Of Said Section 23;
Thence South 00º14’11” West A Distance Of 465.00 Feet Along The West Line Of Said Section 23 To A Point;
Thence South 89º51’45” East A Distance Of 119.05 Feet Parallel To And 465.00 Feet South Of As Measured Perpendicular To The North Line Of Said Section 23 To A Point On The Centerline Of Holland Sylvania Road ;
Thence Southwest A Distance Of 393.27 Feet Along A Curve To The Right Having A Radius Of 636.62 Feet And A Central Angle Of 35º23’39” And A Chord Of South 12º28’51” West 387.05 Feet To The Point Of Beginning;
Thence South 54º22’36” East A Distance Of 129.24 Feet To A Mag Nail Set;
Thence South 89º34’54” East A Distance Of 259.77 Feet To A Capped 5/8” Rod Set;
Thence Southeast A Distance Of 330.56 Feet Along A Curve To The Right Having A Radius Of 294.88 Feet, A Central Angle Of 64º13’47” And A Chord Of South 21°22’10” East 313.53 Feet To A Mag Nail Set;
Thence South 17º04’45” West A Distance Of 122.49 Feet To A Capped 5/8” Rod Set;
Thence South 62º13’40” East A Distance Of 192.48 Feet To A Capped 5/8” Rod Set;
Thence South 16º08’42” West A Distance Of 291.07 Feet To The Centerline Of Swan Creek;
Thence Along the Centerline Of Said Swan Creek And The Northerly Line Of Land Owned By Metro Park District Of Toledo Tax #26-26772 The Next 8 Courses:
North 79º47’59” West A Distance Of 45.57 Feet To A Point;
North 72º13’36” West A Distance Of 61.50 Feet To A Point;
South 80º25’24” West A Distance Of 86.42 Feet To A Point;
South 56º33’06” West A Distance Of 43.11 Feet To A Point;
South 10º44’37” West A Distance Of 78.35 Feet To A Point;
South 20º03’16” East A Distance Of 51.10 Feet To A Point;
South 52º09’09” West A Distance Of 77.69 Feet To A Point;
North 64º07’46” West A Distance Of 20.49 Feet To A Point;
Thence North 10º44’37” East A Distance Of 401.01 Feet To A Capped 5/8” Rod Set;
Thence North 39º29’26” West A Distance Of 202.36 Feet To A Mag Nail Set;
Thence North 17º04’45” East A Distance Of 118.88 Feet To A Mag Nail Set;
Thence North A Distance Of 315.57 Feet Along A Curve To The Left Having A Radius Of 284.88 Feet, A Central Angle Of 63º28’08” And A Chord Of North 21°05’58” West 299.68 Feet To A Mag Nail Set;
Thence North 89º34’54” West A Distance Of 259.66 Feet To A Capped 5/8” Rod Set;
Thence North 54º22’36” West A Distance Of 131.54 Feet To The Centerline Of Holland Sylvania Road;
Thence Northeast A Distance Of 10.04 Feet Along A Curve To The Left Having A Radius Of 636.62 Feet, A Central Angle Of 00º54’12” And A Chord Of North 30º37’47” East 10.04 Feet To The Point Of Beginning, Containing 2.396 Acres More Or Less Of Which 301.102 Square Feet More Or Less Lies Within The Right Of Way Of Holland Sylvania Road. Subject To All Highways, Easements And Restrictions. The Land Herein Described Is Part Of Land Owned By Anderson Elevator Company, Lucas County Tax Parcel #26-26771. Bearing Control Is Based On Previous Survey By G.M. Barton. This Description Was Prepared On March 3, 2006 From A Survey Of The Premises.

Lot 9

All That Part Of The Northwest 1/4 Of Section 23, Town 2, United States Reserve, City Of Toledo, Lucas County, Ohio, Bounded And Described As Follows:
Commencing At A Metal Disk Found In Concrete At The Northwest Corner Of Said Section 23;
Thence South 00º14’11” West A Distance Of 465.00 Feet Along The West Line Of Said Section 23 To A Point;
Thence South 89º51’45” East A Distance Of 119.05 Feet Parallel To And 465.00 Feet South Of As Measured Perpendicular To The North Line Of Said Section 23 To A Point On The Centerline Of Holland Sylvania Road ;
Thence Southwest A Distance Of 403.30 Feet Along A Curve To The Right Having A Radius Of 636.62 Feet And A Central Angle Of 36º17’51” And A Chord Of South 12º55’57” West 396.60 Feet To The Point Of Beginning;
Thence South 54º22’36” East A Distance Of 131.54 Feet To A Capped 5/8” Rod Set;
Thence South 89º34’54” East A Distance Of 259.66 Feet To A Mag Nail Set;
Thence Southeast A Distance Of 315.57 Feet Along A Curve To The Right Having A Radius Of 284.88 Feet, A Central Angle Of 63º28’08” And A Chord Of South 21°05’58” East 315.57 Feet To A Mag Nail Set;
Thence South 17º04’45” West A Distance Of 118.88 Feet To A Mag Nail Set;
Thence South 39º29’26” West A Distance Of 202.36 Feet To A Capped 5/8” Rod Set;
Thence South 10º44’37” West A Distance Of 401.01 Feet To The Centerline Of Swan Creek;
Thence Along The Centerline Of Said Swan Creek And The Northerly Line Of Land Owned By Metro Park District Of Toledo Tax #26-26772 The Next 7 Courses:
North 64º07’46” West A Distance Of 76.31 Feet To A Point;
North 73º10’39” West A Distance Of 71.77 Feet To A Point;
South 51º03’55” West A Distance Of 63.15 Feet To A Point;
South 00º18’04” West A Distance Of 65.59 Feet To A Point;
South 05º58’18” West A Distance Of 151.96 Feet To A Point;
South 37º22’38” West A Distance Of 99.49 Feet To A Point;
North 85º20’04” West A Distance Of 10.36 Feet To The West Line Of Said Section 23;
Thence North 00º14’11” East A Distance Of 695.37 Feet Along Said West Line Of Section 23 To A Capped 5/8” Rod Set;
Thence North 74º34’00” East A Distance Of 430.18 Feet To A Capped 5/8” Rod Set;
Thence North 49º19’14” East A Distance Of 75.96 Feet To A Mag Nail Set;
Thence North 17º04’45” East A Distance Of 91.40 Feet To A Mag Nail Set;
Thence North A Distance Of 300.64 Feet Along A Curve To The Left Having A Radius Of 274.88 Feet, A Central Angle Of 62º39’57” And A Chord Of North 20°48’51” West 285.88 Feet To A Mag Nail Set;;
Thence North 89º34’54” West A Distance Of 259.48 Feet To A Capped 5/8” Rod Set;
Thence North 54º22’36” West A Distance Of 133.99 Feet To The Centerline Of Holland Sylvania Road.
Thence Northeast A Distance Of 10.03 Feet Along A Curve To The Left Having A Radius Of 636.62 Feet And A Central Angle Of 00º54’08” And A Chord Of North 31º31’57” East 10.03 Feet To The Point Of Beginning, Containing 4.019 Acres More Or Less Of Which 300.742 Square Feet More Or Less Lies Within The Right Of Way Of Holland Sylvania Road. Subject To All Highways, Easements And Restrictions. The Land Herein Described Is Part Of Land Owned By Anderson Elevator Company, Lucas County Tax Parcel #26-26771. Bearing Control Is Based On Previous Survey By G.M. Barton. This Description Was Prepared On March 3, 2006 From A Survey Of The Premises.

EXHIBIT D

LAKE LICENSE AGREEMENT

THIS LAKE LICENSE AGREEMENT (the “License”) is made this      day of      , 2006 (the “Effective Date”) between THE ANDERSONS FARM DEVELOPMENT CO., LLC, an Ohio limited liability company (the “Company”), of 480 W. Dussel Drive, P.O. Box 119, Maumee, Ohio 43537-0119, the BOARD OF PARK COMMISSIONERS OF THE METROPOLITAN PARK DISTRICT OF THE TOLEDO AREA, a park district created by Ohio Revised Code Section 1545.01 et seq. (the “Metroparks”), of 5100 W. Central Avenue, Toledo, Ohio 43615 and RICHARD P. ANDERSON and FRANCES H. ANDERSON (collectively, the “Licensee”) of 1833 S. Holland-Sylvania Road, Toledo, Ohio 43615.

RECITALS; WHEREAS:

A. The Company owns the real property legally described on Exhibit A attached hereto and made a part hereof (the “Company Property”), on which is located an approximate 12 acre man-made lake (the “Lake”);

B. Licensee owns the real property legally described Exhibit B attached hereto and made a part hereof, which is immediately adjacent to the southern boundary of the Company Property (“Licensee’s Property”);

C. Licensee desires limited access to the Lake directly from Licensee’s Property over the Company Property for appropriate recreational use and enjoyment of the Lake; and

D. The Company Property is subject to the terms and conditions of a certain Reciprocal Easement and Option Agreement between the predecessor of the Company and the Metroparks recorded on December 8, 1995 at Lucas County Deed Record 95-592B02 (the “Option”).

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Recitals. All of the recitals set forth above are incorporated herein by reference.

2. License. The Company, and upon the exercise of the Option the Metroparks, grant to Licensee a nonexclusive license to access the Lake directly from Licensee’s Property over and across that portion of the adjacent Company Property. The purpose of this License is to allow Licensee, and Licensee’s invitees, to have access to the Lake and to use the Lake for personal swimming, fishing and non-motorized boating. Notwithstanding the foregoing, Licensee may use a boat with an electric, trolling motor. Licensee, and their successors and assigns, shall be allowed to continue to maintain the dock now located on the Company Property and attached to Licensee’s Property, and shall be required to maintain said dock in good condition.

3. Condition of the Lake. Licensee accepts the condition if the Lake in its present “AS IS” condition and that the Company has made no representations as to the condition of the Lake or its fitness for any purpose.

4. Assumption of Risk. Licensee, and Licensee’s invitees, shall use the Lake and this License at Licensee’s sole risk. Licensee assumes all risks related to the use of the License, the Company Property and the Lake, whether foreseeable, unforeseeable, or caused by any act or omission of the Company. Licensee hereby fully releases and discharges the Company, and its agents, employees, members, officers and contractors from any and all claims, actions, demands, damages, liabilities, costs and expenses whatsoever Licensee may hereafter have against any of the foregoing parties arising out of or in any way relating to this License, the Company Property, the Lake or Licensee’s interaction with such parties.

5. Term.

A. This License shall run with the land known as the Licensee’s Property and shall be binding on and inure to the benefit of Licensee, the Company, the Metroparks and their respective heirs, successors and assigns. Licensee shall not grant, convey, assign or otherwise transfer to any other person or entity any of Licensee’s right, title or interest in the Lake or Company Property, or its liabilities or obligations under this License, unless such transfer is part of Licensee’s transfer of all the Licensee’s Property.

B. Prior to the Metroparks’ exercise of the Option, if: (i) Licensee’s Property is owned by a third party who is not a lineal descendant of Licensee; or (ii) if any Licensee, or any of Licensee’s invitees, commit one or more acts or omissions on the Lake or the Company Property, which in the Company’s discretion is not permitted by this License; then the Company may suspend indefinitely this License effective immediately on written notice to Licensee. Any such suspension shall terminate on the Metroparks’ exercise of the Option.

C. Following the Metroparks’ exercise of the Option, this License may be revoked only upon violation of reasonable rules and regulations of the Metroparks that are not cured to the sole satisfaction of the Metroparks within thirty (30) days following receipt by Licensee of written notice from the Metroparks.

6. Insurance. Licensee, at its sole cost and expense, shall maintain for the mutual benefit of Licensee, the Company and the Metroparks, a policy of general public liability insurance against claims for personal injury, death and property damage, occurring upon, in or about the Lake and the Company Property, or arising out of Licensee’s activities on the Lake and the Company Property, in amounts of not less than $1,000,000 with respect to injury or death to a single person, $2,000,000 with respect to any one occurrence, and $500,000 with respect to property damage. Upon request, Licensee shall furnish a certificate of insurance to the Company and the Metroparks for the insurance policy required by this Section 5. Licensee shall maintain the insurance policies in full force and effect from the date hereof until the termination of this License. The Company and the Metroparks shall be named as an additional insured in all such insurance policies maintained by Licensee. The Company and the Metroparks, on written notice to Licensee, may require Licensee to increase the amounts of insurance coverages to commercially reasonable amounts at the time of the notice.

7. Indemnification. Licensee, and Licensee’s heirs, executors, administrators, personal representatives and assigns, shall defend, indemnify and hold harmless, the Company, its members, officers, employees, successors and assigns, from and against any and all claims, demands, losses, costs, damages or liabilities of any kind, including, without limitation, costs of reasonable attorney’s fees, incident to or resulting in any way from, any injury or death to persons or damage to property, arising out of Licensee’s use or activities in or on the Lake and the Company Property, including the use or activities of Licensee’s tenants, guests, invitees, visitors, employees, agents or contractors. This defense and indemnification obligation shall survive termination of this License.

8. Amendment. This License may be amended, modified or changed only pursuant to a written instrument executed by both Licensee and the Company.

9. Entire Agreement. This License contains the entire agreement between the parties and there are no agreements, representations or warranties, oral or written, which are not set forth herein. This License shall be governed by the laws of the State of Ohio.

10. Notices. All notices required under this License shall be in writing and signed by the sender and delivered or mailed to the addresses set forth above, or to any replacement address provided by a party in writing.

11. Counterparts. This License may be executed in several counterparts, each of which shall be deemed an original and all such counterparts together shall constitute one and the same instrument.

Licensee and the Company have executed this License Agreement as of the Effective Date.

THE ANDERSONS FARM
DEVELOPMENT CO., LLC,
an Ohio limited liability company

By:	THE ANDERSONS, INC.,
an Ohio corporation, its sole member

By:
Title:

STATE OF OHIO	)
) ss:
COUNTY OF LUCAS	)

The foregoing instrument was acknowledged before me this      day of      , 2006, by      , as      of The Andersons Farm Development Co., LLC, an Ohio limited liability company, on behalf of the company.

(SEAL)	Notary Public My Commission Expires:

LICENSEE:

Richard P. Anderson

Frances H. Anderson

STATE OF OHIO	)
) ss:
COUNTY OF LUCAS	)

The foregoing instrument was acknowledged before me this      day of      , 2006, by Richard P. Anderson and Frances H. Anderson.

(SEAL)	Notary Public My Commission Expires:

BOARD OF PARK COMMISSIONERS OF THE METROPOLITAN PARKS DISTRICT OF THE TOLEDO AREA, an Ohio park district

By:
Jack E. Gallon, President

By:
James Spengler, Executive Director

STATE OF OHIO	)
) ss:
COUNTY OF LUCAS	)

The foregoing instrument was acknowledged before me this      day of      , 2006, by Jack E. Gallon, as President and James Spengler, as Executive Director, of the Board of Park Commissioners of the Metropolitan Parks District of the Toledo Area, an Ohio park district, on behalf of the park district.

(SEAL)

Notary Public

My Commission Expires:

EXHIBIT A

All That Part Of The Northwest 1/4 Of Section 23, Town 2, United States Reserve, City Of Toledo, Lucas County, Ohio, Bounded And Described As Follows:
Commencing At A Metal Disk Found In Concrete At The Northwest Corner Of Said Section 23;
Thence South 00º 14’11” West A Distance Of 465.00 Feet Along The West Line Of Said Section 23 To A Point;
Thence South 89º51’45” East A Distance Of 119.05 Feet Parallel To And 465.00 Feet South Of As Measured Perpendicular To The North Line Of Said Section 23 To A Point On The Centerline Of Holland Sylvania Road And The Point Of Beginning;
Thence South 89º 51’ 45” East A Distance Of 498.00 Feet Continuing Along The Last Described Line Also Being The South Line Of Land Owned By Irmen Tax #26-27077 Passing Through A Capped 5/8” Rod Set At 30.13 Feet On The Easterly Right Of Way Line Of Holland Sylvania Road To A Point On The Meander Line Of A Lake;
Thence Along Said Meander Line The Next 18 Courses;
North 08º 04’ 27” East A Distance Of 98.93 Feet To A Point;
North 52º 07’ 32” East A Distance Of 107.91 Feet To A Point;
North 76º 30’ 15” East A Distance Of 128.55 Feet To A Point;
North 85º 08’ 08” East A Distance Of 235.85 Feet To A Point;
South 82º 24’ 19” East A Distance Of 378.32 Feet To A Point;
South 55º 10’ 32” East A Distance Of 140.09 Feet To A Point;
South 04º 11’ 06” East A Distance Of 205.55 Feet To A Point;
South 11º 26’ 58” West A Distance Of 403.02 Feet To A Point;
South 08º 58’ 22” East A Distance Of 192.35 Feet To A Point;
North 69º 40’ 37” West A Distance Of 143.96 Feet To A Point;
North 35º 32’ 16” East A Distance Of 43.01 Feet To A Point;
North 53º 36’ 56” West A Distance Of 118.00 Feet To A Point;
North 28º 55’ 36” West A Distance Of 116.63 Feet To A Point;
North 37º 13’ 48” West A Distance Of 154.34 Feet To A Point;
North 70º 42’ 36” West A Distance Of 105.95 Feet To A Point;
South 89º 15’ 01” West A Distance Of 215.51 Feet To A Point;
North 74º 38’ 38” West A Distance Of 123.94 Feet To A Point;
North 54º 04’ 38” West A Distance Of 135.76 Feet To A Point;
Thence South 62º 57’ 25” West A Distance Of 78.60 Feet To A Capped 5/8” Rod Set;
Thence South 17º 57’ 25” West A Distance Of 152.49 Feet To A Capped 5/8” Rod Set;
Thence South 71º 14’ 29” West A Distance Of 130.06 Feet To A Capped 5/8” Rod Set;
Thence North 89º 34’ 54” West A Distance Of 234.54 Feet To A Point (Found 3/4” Pipe 0.45’North And 0.54’ East);
Thence North 54º 22’ 36” West A Distance Of 120.15 Feet Passing Through A Capped 5/8” Rod Set At 30.44 Feet On The Easterly Right Of Way Line Of Holland Sylvania To A Point On The Centerline Of Holland Sylvania Road;
Thence Northeast A Distance Of 342.80 Feet Along A Curve To The Left Having A Radius Of 636.62 Feet And A Central Angle Of 30º 51’ 07” And A Chord Of North 10º12’35” East 338.67 Feet To The Point Of Beginning, Containing 16.340 Acres More Or Less Of Which 0.243 Acres More Or Less Lies Within The Right Of Way Of Holland Sylvania Road. Subject To All Highways, Easements And Restrictions. The Land Herein Described Is Part Of Land Owned By Anderson Elevator Company, Lucas County Tax Parcel #26-26771 And Is The Same Land Described In Option To Purchase Agreement Recorded 95-592B02. This Description Was Prepared On January 24, 2006 From A Survey Of The Premises.

EXHIBIT B

Lot 3

All That Part Of The Northwest 1/4 Of Section 23, Town 2, United States Reserve, City Of Toledo, Lucas County, Ohio, Bounded And Described As Follows:
Commencing At A Metal Disk Found In Concrete At The Northwest Corner Of Said Section 23;
Thence South 00º14’11” West A Distance Of 465.00 Feet Along The West Line Of Said Section 23 To A Point;
Thence South 89º51’45” East A Distance Of 119.05 Feet Parallel To And 465.00 Feet South Of As Measured Perpendicular To The North Line Of Said Section 23 To A Point On The Centerline Of Holland Sylvania Road ;
Thence Southwest A Distance Of 352.94 Feet Along A Curve To The Right Having A Radius Of 636.62 Feet And A Central Angle Of 31º45’52” And A Chord Of South 10º39’58” West 348.44 Feet To The Point Of Beginning;
Thence South 54º22’36” East A Distance Of 121.64 Feet To A Mag Nail Set;
Thence South 89º34’54” East A Distance Of 256.18 Feet To A Mag Nail Set;
Thence South 62º35’52” East A Distance Of 364.26 Feet To A Capped 5/8” Rod Set;
Thence North 16º09’33” East A Distance Of 311.54 Feet To A Point On The Meander Line Of A Lake;
Thence Along Said Meander Line The Next 4 Courses:
South 74º38’38” East A Distance Of 42.66 Feet To A Point;
North 89º15’01” East A Distance Of 215.51 Feet To A Point;
South 70º42’36” East A Distance Of 105.95 Feet To A Point;
South 37º13’48” East A Distance Of 154.34 Feet To A Point;
Thence South 59º22’55” West A Distance Of 302.53 Feet To A Capped 5/8” Rod Set;
Thence South 84º05’50” West A Distance Of 215.54 Feet To A Capped 5/8” Rod Set;
Thence North 62º35’52” West A Distance Of 436.84 Feet To A Mag Nail Set;
Thence North 89º34’54” West A Distance Of 256.95 Feet To A Mag Nail Set;
Thence North 54º22’36” West A Distance Of 123.30 Feet To A Point On The Centerline Of Holland Sylvania Road;
Thence Northeast A Distance Of 10.11 Feet Along A Curve To The Left Having A Radius Of 636.62 Feet And A Central Angle Of 00º54’37” And A Chord Of North 27º00’12” East 10.11 Feet To The Point Of Beginning, Containing 3.085 Acres More Or Less Of Which 303.281 Square Feet More Or Less Lies Within The Right Of Way Of Holland Sylvania Road. Subject To All Highways, Easements And Restrictions. The Land Herein Described Is Part Of Land Owned By Anderson Elevator Company, Lucas County Tax Parcel #26-26771. Bearing Control Is Based On A Previous Survey By G.M. Barton. This Description Was Prepared On March 3, 2006 From A Survey Of The Premises.

EXHIBIT E

WATER FACILITIES EASEMENT AGREEMENT

THIS WATER FACILITIES EASEMENT AGREEMENT (the “Easement”) is made this      day of      , 2006 (the “Effective Date”), between THE ANDERSONS FARM DEVELOPMENT CO., LLC, an Ohio limited liability company (the “Company”), of 480 W. Dussel Drive, P.O. Box 119, Maumee, Ohio 43537-0119, and RICHARD P. ANDERSON and FRANCES H. ANDERSON (collectively, the “Owner”) of 1833 S. Holland-Sylvania Road, Toledo, Ohio 43615.

RECITALS; WHEREAS:

A. The Company owns the real property legally described on Exhibit A attached hereto and made a part hereof (the “Company Property”);

B. Owner owns the real property legally described Exhibit B attached hereto and made a part hereof (“ Owner’s Property”);

C. An underground waterline, water pump and related electrical facilities and equipment are located on the Company Property (the “Water Facilities”) and provide water from Swan Creek to operate the underground lawn sprinkler system located on Owner’s Property (the “Sprinkler System”); and

D. Owner desires the right to continue to use the Water Facilities to operate the Sprinkler System.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Recitals. All of the recitals set forth above are incorporated herein by reference.

2. Easement. The Company grants and conveys to Owner, their successors and assigns, a non-exclusive easement over a five (5) foot wide portion of the Company Property in which the Water Facilities are now located. The purpose of this Easement is to allow Owner to withdraw water from Swan Creek and transport that water to the Sprinkler System. Owner acknowledges the Company has made no representations as to the condition of the Water Facilities, its fitness for any purpose or the legality of the withdrawal of water from Swan Creek. Owner, at Owner’s sole cost and expense, shall maintain and repair the Water Facilities, and shall replace and restore any damage or harm to the Company Property as a result thereof.

3. Assumption of Risk. Owner, and Owner’s invitees, shall use the Water Facilities and this Easement at Owner’s sole risk. Owner assumes all risks related to the use of the Easement, the Company Property, the Water Facilities and the withdrawal of water from Swan Creek, whether foreseeable, unforeseeable, or caused by any act or omission of the Company. Owner hereby fully releases and discharges the Company, and its agents, employees, members, officers and contractors from any and all claims, actions, demands, damages, liabilities, costs and expenses whatsoever Owner may hereafter have against any of the foregoing parties arising out of or in any way relating to this Easement, the Company Property, the Water Facilities or the withdrawal of water from Swan Creek.

4. Relocation and Abandonment. Owner acknowledges the Company may transfer and convey ownership of each parcel of the Company Property to one or more third parties (the “New Owner”). In the event the New Owner of a parcel of the Company Property notifies the Owner in writing of the New Owner’s desire, for any reason, to relocate any part of the Water Facilities, such New Owner may relocate the Water Facilities to any other location on the parcel of the Company Property owned by such New Owner, all at the Owner’s sole cost and expense (the “Relocation Cost”). In the event the Owner no longer uses the Water Facilities for the Sprinkler System for more than three (3) full years, the Company or the New Owner may remove the Water Facilities at the Owner’s sole cost and expense (the “Removal Cost”). The New Owner shall notify Owner in writing of the Relocation Cost or the Removal Cost, which shall be paid in full by owner within thirty (30) days of such written notice and shall accrue interest thereafter at the rate of ten percent (10%) per annum until paid in full.

5. Electricity. Any electricity used to operate the Water Facilities shall be billed to and paid in full by the Owner.

6. Indemnification. Owner, and Owner’s heirs, executors, administrators, personal representatives and assigns, shall defend, indemnify and hold harmless, the Company and the New Owner, and their respective members, officers, employees, successors and assigns, from and against any and all claims, demands, losses, costs, damages or liabilities of any kind, including, without limitation, costs of reasonable attorney’s fees, incident to or resulting in any way from, any injury or death to persons or damage to property, arising out of Owner’s use or activities in or on the Company Property, including the use or activities of Owner’s tenants, guests, invitees, visitors, employees, agents or contractors. This defense and indemnification obligation shall survive termination of this Easement.

7. Amendment. This Easement may be amended, modified or changed only pursuant to a written instrument executed by both Owner and the Company.

8.  Easements and Covenants Running with the Land. The easements, covenants, rights and agreements contained in this Easement shall run with the land known as the Company Property, shall be binding on the Company Property, and each parcel of the Company Property, and shall be binding on and inure the benefit of the Owner’s Property. Owner shall not grant, convey, assign or otherwise transfer to any other person or entity any of its right, title or interest in the Company Property or Owner’s liabilities or obligations under this Easement, unless such transfer is part of Owner’s transfer of all of Owner’s right, title and interest in the Owner Property. The covenants, easements and agreements contained in this Easement shall be binding upon and inure to the benefit of the Company, Owner and their respective heirs, representatives, successors and assigns.

9. Entire Agreement. This Easement contains the entire agreement between the parties and there are no agreements, representations or warranties, oral or written, which are not set forth herein. This Easement shall be governed by the laws of the State of Ohio.

10. Notices. All notices required under this Easement shall be in writing and signed by the sender and delivered or mailed to the addresses set forth above, or to any replacement address provided by a party in writing.

11. Counterparts. This Easement may be executed in several counterparts, each of which shall be deemed an original and all such counterparts together shall constitute one and the same instrument.

Owner and the Company have executed this Easement Agreement as of the Effective Date.

THE ANDERSONS FARM
DEVELOPMENT CO., LLC,
an Ohio limited liability company

By:	THE ANDERSONS, INC.,
an Ohio corporation, its sole member

By:
Title:

STATE OF OHIO	)
) ss:
COUNTY OF LUCAS	)

The foregoing instrument was acknowledged before me this      day of      , 2006, by      , as      of The Andersons Farm Development Co., LLC, an Ohio limited liability company, on behalf of the company.

(SEAL)	Notary Public My Commission Expires:

OWNER:

Richard P. Anderson

Frances H. Anderson

STATE OF OHIO	)
) ss:
COUNTY OF LUCAS	)

The foregoing instrument was acknowledged before me this      day of      , 2006, by Richard P. Anderson and Frances H. Anderson.

(SEAL)	Notary Public My Commission Expires:

EXHIBIT A

Parcel 5
All That Part Of The Northwest 1/4 Of Section 23, Town 2, United States Reserve, City Of Toledo, Lucas County, Ohio, Bounded And Described As Follows:
Commencing At A Metal Disk Found In Concrete At The Northwest Corner Of Said Section 23;
Thence South 00º14’11” West A Distance Of 465.00 Feet Along The West Line Of Said Section 23 To A Point;
Thence South 89º51’45” East A Distance Of 119.05 Feet Parallel To And 465.00 Feet South Of As Measured Perpendicular To The North Line Of Said Section 23 To A Point On The Centerline Of Holland Sylvania Road ;
Thence Southwest A Distance Of 373.14 Feet Along A Curve To The Right Having A Radius Of 636.62 Feet And A Central Angle Of 33º34’59” And A Chord Of South 11º34’31” West 367.83 Feet To The Point Of Beginning;
Thence South 54º22’36” East A Distance Of 125.12 Feet To A Mag Nail Set;
Thence South 89º34’54” East A Distance Of 257.73 Feet To A Capped 5/8” Rod Set;
Thence South 62º35’52” East A Distance Of 438.32 Feet To A Capped 5/8” Rod Set;
Thence South 06º12’52” West A Distance Of 340.07 Feet To A Mag Nail Set;
Thence North 79º24’09” West A Distance Of 73.68 Feet To A Mag Nail Set;
Thence North 62º13’40” West A Distance Of 219.35 Feet To A Capped 5/8” Rod Set;
Thence North 17º04’45” East A Distance Of 114.75 Feet To A Capped 5/8” Rod Set;
Thence North A Distance Of 345.62 Feet Along A Curve To The Left Having A Radius Of 304.88 Feet, A Central Angle Of 64º57’05” And A Chord Of North 21°37’32” West 327.40 feet To A Capped 5/8” Rod Set;
Thence North 89º34’54” West A Distance Of 259.83 Feet To A Mag Nail Set;
Thence North 54º22’36” West A Distance Of 127.10 Feet To A Point On The Centerline Of Holland Sylvania Road;
Thence Northeast A Distance Of 10.07 Feet Along A Curve To The Left Having A Radius Of 636.62 Feet And A Central Angle Of 00º54’23” And A Chord Of North 28º49’12” East 10.07 Feet To The Point Of Beginning, Containing 2.424 Acres More Or Less Of Which 302.041 Square Feet More Or Less Lies Within The Right Of Way Of Holland Sylvania Road. Subject To All Highways, Easements And Restrictions. The Land Herein Described Is Part Of Land Owned By Anderson Elevator Company, Lucas County Tax Parcel #26-26771. Bearing Control Is Based On Previous Survey By G.M. Barton. This Description Was Prepared On March 3, 2006 From A Survey Of The Premises.

Parcel 8
All That Part Of The Northwest 1/4 Of Section 23, Town 2, United States Reserve, City Of Toledo, Lucas County, Ohio, Bounded And Described As Follows:
Commencing At A Metal Disk Found In Concrete At The Northwest Corner Of Said Section 23;
Thence South 00º14’11” West A Distance Of 465.00 Feet Along The West Line Of Said Section 23 To A Point;
Thence South 89º51’45” East A Distance Of 119.05 Feet Parallel To And 465.00 Feet South Of As Measured Perpendicular To The North Line Of Said Section 23 To A Point On The Centerline Of Holland Sylvania Road ;
Thence Southwest A Distance Of 393.27 Feet Along A Curve To The Right Having A Radius Of 636.62 Feet And A Central Angle Of 35º23’39” And A Chord Of South 12º28’51” West 387.05 Feet To The Point Of Beginning;
Thence South 54º22’36” East A Distance Of 129.24 Feet To A Mag Nail Set;
Thence South 89º34’54” East A Distance Of 259.77 Feet To A Capped 5/8” Rod Set;
Thence Southeast A Distance Of 330.56 Feet Along A Curve To The Right Having A Radius Of 294.88 Feet, A Central Angle Of 64º13’47” And A Chord Of South 21°22’10” East 313.53 Feet To A Mag Nail Set;
Thence South 17º04’45” West A Distance Of 122.49 Feet To A Capped 5/8” Rod Set;
Thence South 62º13’40” East A Distance Of 192.48 Feet To A Capped 5/8” Rod Set;
Thence South 16º08’42” West A Distance Of 291.07 Feet To The Centerline Of Swan Creek;
Thence Along the Centerline Of Said Swan Creek And The Northerly Line Of Land Owned By Metro Park District Of Toledo Tax #26-26772 The Next 8 Courses:
North 79º47’59” West A Distance Of 45.57 Feet To A Point;
North 72º13’36” West A Distance Of 61.50 Feet To A Point;
South 80º25’24” West A Distance Of 86.42 Feet To A Point;
South 56º33’06” West A Distance Of 43.11 Feet To A Point;
South 10º44’37” West A Distance Of 78.35 Feet To A Point;
South 20º03’16” East A Distance Of 51.10 Feet To A Point;
South 52º09’09” West A Distance Of 77.69 Feet To A Point;
North 64º07’46” West A Distance Of 20.49 Feet To A Point;
Thence North 10º44’37” East A Distance Of 401.01 Feet To A Capped 5/8” Rod Set;
Thence North 39º29’26” West A Distance Of 202.36 Feet To A Mag Nail Set;
Thence North 17º04’45” East A Distance Of 118.88 Feet To A Mag Nail Set;
Thence North A Distance Of 315.57 Feet Along A Curve To The Left Having A Radius Of 284.88 Feet, A Central Angle Of 63º28’08” And A Chord Of North 21°05’58” West 299.68 Feet To A Mag Nail Set;
Thence North 89º34’54” West A Distance Of 259.66 Feet To A Capped 5/8” Rod Set;
Thence North 54º22’36” West A Distance Of 131.54 Feet To The Centerline Of Holland Sylvania Road;
Thence Northeast A Distance Of 10.04 Feet Along A Curve To The Left Having A Radius Of 636.62 Feet, A Central Angle Of 00º54’12” And A Chord Of North 30º37’47” East 10.04 Feet To The Point Of Beginning, Containing 2.396 Acres More Or Less Of Which 301.102 Square Feet More Or Less Lies Within The Right Of Way Of Holland Sylvania Road. Subject To All Highways, Easements And Restrictions. The Land Herein Described Is Part Of Land Owned By Anderson Elevator Company, Lucas County Tax Parcel #26-26771. Bearing Control Is Based On Previous Survey By G.M. Barton. This Description Was Prepared On March 3, 2006 From A Survey Of The Premises.

EXHIBIT B

Lot 3
All That Part Of The Northwest 1/4 Of Section 23, Town 2, United States Reserve, City Of Toledo, Lucas County, Ohio, Bounded And Described As Follows:
Commencing At A Metal Disk Found In Concrete At The Northwest Corner Of Said Section 23;
Thence South 00º14’11” West A Distance Of 465.00 Feet Along The West Line Of Said Section 23 To A Point;
Thence South 89º51’45” East A Distance Of 119.05 Feet Parallel To And 465.00 Feet South Of As Measured Perpendicular To The North Line Of Said Section 23 To A Point On The Centerline Of Holland Sylvania Road ;
Thence Southwest A Distance Of 352.94 Feet Along A Curve To The Right Having A Radius Of 636.62 Feet And A Central Angle Of 31º45’52” And A Chord Of South 10º39’58” West 348.44 Feet To The Point Of Beginning;
Thence South 54º22’36” East A Distance Of 121.64 Feet To A Mag Nail Set;
Thence South 89º34’54” East A Distance Of 256.18 Feet To A Mag Nail Set;
Thence South 62º35’52” East A Distance Of 364.26 Feet To A Capped 5/8” Rod Set;
Thence North 16º09’33” East A Distance Of 311.54 Feet To A Point On The Meander Line Of A Lake;
Thence Along Said Meander Line The Next 4 Courses:
South 74º38’38” East A Distance Of 42.66 Feet To A Point;
North 89º15’01” East A Distance Of 215.51 Feet To A Point;
South 70º42’36” East A Distance Of 105.95 Feet To A Point;
South 37º13’48” East A Distance Of 154.34 Feet To A Point;
Thence South 59º22’55” West A Distance Of 302.53 Feet To A Capped 5/8” Rod Set;
Thence South 84º05’50” West A Distance Of 215.54 Feet To A Capped 5/8” Rod Set;
Thence North 62º35’52” West A Distance Of 436.84 Feet To A Mag Nail Set;
Thence North 89º34’54” West A Distance Of 256.95 Feet To A Mag Nail Set;
Thence North 54º22’36” West A Distance Of 123.30 Feet To A Point On The Centerline Of Holland Sylvania Road;
Thence Northeast A Distance Of 10.11 Feet Along A Curve To The Left Having A Radius Of 636.62 Feet And A Central Angle Of 00º54’37” And A Chord Of North 27º00’12” East 10.11 Feet To The Point Of Beginning, Containing 3.085 Acres More Or Less Of Which 303.281 Square Feet More Or Less Lies Within The Right Of Way Of Holland Sylvania Road. Subject To All Highways, Easements And Restrictions. The Land Herein Described Is Part Of Land Owned By Anderson Elevator Company, Lucas County Tax Parcel #26-26771. Bearing Control Is Based On A Previous Survey By G.M. Barton. This Description Was Prepared On March 3, 2006 From A Survey Of The Premises.